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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MOLSON COORS BREWING COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MOLSON COORS BREWING COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
on
May 15, 2008

        The Annual Meeting of Stockholders of MOLSON COORS BREWING COMPANY will be held at 9:00 a.m. (local time) on May 15, 2008 at the Ritz-Carlton Hotel located at 999 18th Street, Denver, Colorado, USA, for the following purposes:

  (1)
  To elect 13 directors;

  (2)
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 28, 2008; and

  (3)
  To transact such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof.

        In accordance with the Bylaws and action of the Board of Directors, stockholders of record at the close of business on March 18, 2008, will be entitled to notice of, and to vote at, the meeting and any and all adjournments or postponements thereof.

        This year we are pleased to be among the first companies taking advantage of the new U.S. Securities & Exchange Commission rules allowing companies to furnish proxy materials over the Internet to their stockholders ("e-proxy delivery"). E-proxy delivery will expedite our stockholders' receipt of proxy materials, lower our printing and mailing costs, and reduce the environmental impact of providing information for our annual meeting.

        We will begin mailing a Notice of Internet Availability of Proxy Materials for our annual meeting of stockholders, containing instructions on how to access our proxy materials and vote online, on or about April 1, 2008. The Company's proxy statement accompanying this notice of annual meeting of stockholders and the Company's annual report on Form 10-K for the fiscal year ended December 30, 2007 can be accessed by following the instructions in the Notice of Internet Availability of Proxy Materials.

        We hope you will be able to attend the annual meeting. Whether or not you plan to attend, your vote is important to us, and we urge you to review our proxy materials and promptly cast your vote using the instructions provided in the Notice of Internet Availability of Proxy Materials. Alternatively, if you requested or received a copy of the proxy materials by mail, you may vote by telephone, over the Internet, or mark, sign, date and return the proxy/voting instruction card in the envelope provided. For more information about how to vote your shares, please see the discussion beginning on page 3 of our proxy statement under the heading "Information About the Annual Meeting."

        Thank you for your investment in our Company. We look forward to seeing you at the 2008 annual meeting of stockholders.

By order of the Board of Directors,

Samuel D. Walker
Senior Vice President, Chief Legal Officer, and Secretary

April 1, 2008

PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of MOLSON COORS BREWING COMPANY, a Delaware corporation (Molson Coors or the Company), for use at the Annual Meeting of Stockholders, which will be held at 9:00 a.m. (local time), Thursday, May 15, 2008, at the Ritz-Carlton Hotel located at 999 18th Street, Denver, Colorado, USA, and at any and all adjournments or postponements of that meeting. Molson Coors has dual executive offices located at 1225 17th Street, Suite 3200, Denver, Colorado, USA 80202 and 1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
AND VOTING INSTRUCTIONS FOR OUR
2008 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2008

        Our notice of annual meeting and proxy statement, annual report on Form 10-K, electronic proxy card and other annual meeting materials are available on the Internet at www.proxyvote.com together with any amendments to any of these materials that are required to be furnished to stockholders. We intend to begin mailing our Notice of Internet Availability of Proxy Materials to stockholders on or about April 1, 2008. At that time, we will also begin mailing paper copies of our proxy materials to stockholders who request them, and to participants in the Molson Coors Savings & Investment Plan. Please see page 3 of this proxy statement for more information on how these materials will be distributed. Our proxy materials can also be viewed on our Company website at www.molsoncoors.com under "Investor Relations—Financial Reporting—Annual Report."

BACKGROUND

Voting Securities

        The outstanding classes of Molson Coors capital stock include its Class A common stock and Class B common stock. In addition, Molson Coors has one share of special Class A voting stock and one share of special Class B voting stock outstanding, through which the holders of Class A exchangeable shares and Class B exchangeable shares issued by Molson Coors Canada Inc. (Exchangeco), a Canadian corporation and subsidiary of Molson Coors, may exercise their voting rights with respect to Molson Coors. The exchangeable shares were issued in connection with the February 2005 merger of Molson Inc. (Molson) and Adolph Coors Company (Coors), pursuant to which Coors changed its name to Molson Coors Brewing Company (the Merger). These shares were issued to certain holders of Molson shares in lieu of receiving shares of Molson Coors Class A and/or Class B common stock. The special voting stock provides a mechanism for holders of exchangeable shares, which are intended to be substantially the economic equivalent of the Molson Coors common stock, to vote with the corresponding class of Molson Coors common stock. The special Class A and Class B voting stock are entitled to one vote for each Exchangeco Class A and Class B exchangeable share, respectively, excluding shares held by Molson Coors, and generally vote together with the Class A common stock and Class B common stock, respectively, on all matters on which the Class A common stock and Class B common stock are entitled to vote. This structure provides voting rights to a holder of the exchangeable shares through a voting trust arrangement. The trustee holder of the special

Class A voting stock and the special Class B voting stock has the right to cast a number of votes equal to the number of then-outstanding Class A exchangeable shares and Class B exchangeable shares, respectively, but will only cast a number of votes equal to the number of Class A exchangeable shares and Class B exchangeable shares as to which it has received voting instructions from the owners of record of those Class A exchangeable shares and Class B exchangeable shares, respectively (other than Molson Coors), on the relevant record date.

        Except in the limited circumstances provided in the certificate of incorporation, including the right of the holders of the Class B common stock and special Class B voting stock, voting together as a single class, to elect three directors to the Board, the right to vote for all purposes is vested exclusively in the holders of the Class A common stock and special Class A voting stock, voting together as a single class. The holders of Class A common stock and Exchangeco Class A exchangeable shares are entitled to one vote for each share held, without the right to cumulate votes for the election of directors. The Adolph Coors Jr. Trust dated September 12, 1969 (the Coors Trust), which held approximately 42.1% of the voting power of the Molson Coors Class A common stock as of March 18, 2008, and Pentland Securities (1981) Inc. and its subsidiary (collectively Pentland), which held approximately 42.1% of the voting power of Molson Coors Class A common stock as of March 18, 2008, are parties to voting trust agreements combining their voting power over the Molson Coors Class A common stock and Exchangeco Class A exchangeable shares they own. Pursuant to the voting trust agreements, the Coors Trust has deposited into trust all of its shares of Molson Coors Class A common stock, and Pentland has deposited into trust all of its Exchangeco Class A exchangeable shares and Molson Coors Class A common stock. These shares, together with any other shares deposited into the trust, will be voted as a block by the trustees in the manner described in the voting trust agreements.

        At the close of business on March 18, 2008, the record date for the annual meeting, there were outstanding 2,674,772 shares of Class A common stock and 150,414,311 shares of Class B common stock, 1 share of special Class A voting stock (representing 3,314,096 Exchangeco Class A exchangeable shares) and 1 share of special Class B voting stock (representing 24,934,419 Exchangeco Class B exchangeable shares). Only stockholders of record at the close of business on March 18, 2008, are entitled to vote at the annual meeting.

INFORMATION FOR HOLDERS OF EXCHANGECO STOCK

        Through a voting trust arrangement, holders of Exchangeco Class A and Class B exchangeable shares are entitled to vote at meetings of holders of the corresponding classes of Molson Coors common stock. The exchangeable shares (and ancillary rights thereto) provide holders thereof with dividend and other rights which are substantially the economic equivalent of those shares of the corresponding classes of Molson Coors common stock.

        The exchangeable shares are non-voting (except as required by the provisions attaching to the exchangeable shares or by applicable law) with respect to Exchangeco. Therefore, this proxy statement and the proxy solicitation materials relate solely to Molson Coors. There will not be a separate Exchangeco annual meeting of the holders of exchangeable shares. You will not receive a notice of an annual meeting of the stockholders of Exchangeco, nor will you receive an information circular or proxy for an annual meeting of the stockholders of Exchangeco.

        Because the value of the exchangeable shares, determined through dividend and dissolution entitlements and capital appreciation, is determined by reference to the consolidated financial performance and condition of Molson Coors rather than Exchangeco, information respecting Exchangeco (otherwise than as included in our public disclosure and consolidated financial statements) is not relevant to holders of exchangeable shares.

        Holders of exchangeable shares effectively have a participating interest in Molson Coors and not a participating interest in Exchangeco and it is therefore the information relating to Molson Coors that is directly relevant to the holders of exchangeable shares voting in connection with the matters to be transacted at the annual meeting.

        If you hold Exchangeco Class A and/or Class B exchangeable shares, please see the section entitled "Information About the Annual Meeting—Voting Instructions for Class A and Class B Exchangeable Shares" below for details on how to vote.

INFORMATION ABOUT THE ANNUAL MEETING

Distribution of Proxy Solicitation and Other Required Annual Meeting Materials

        The U.S. Securities & Exchange Commission, or SEC, recently adopted rules that allow us to change the way we make our proxy statement and other annual meeting materials available to you. The rules require that we mail a notice to our stockholders advising that our proxy statement, annual report to stockholders, electronic proxy card and related materials are available for viewing, free of charge, on the Internet. Stockholders may then access these materials and vote over the Internet or request delivery of a full set of materials by mail or email. We have elected to utilize this new process for the 2008 annual meeting. These new rules give us the opportunity to serve you more efficiently by making the proxy materials available quickly online, reducing costs associated with printing and postage and reducing the environmental impact of providing information for our meeting.

        We will begin mailing the required notice, called a Notice of Internet Availability of Proxy Materials, to stockholders on or about April 1, 2008. The proxy materials will be posted on the Internet, at www.proxyvote.com, no later than the day we begin mailing the Notice. If you receive the Notice, you will not receive a paper or email copy of the proxy materials unless you request one in the manner set forth in the Notice.

        The Notice of Internet Availability of Proxy Materials contains important information, including:

  •
  The date, time and location of the annual meeting;

  •
  A brief description of the matters to be voted on at the meeting;

  •
  A list of the proxy materials available for viewing on www.proxyvote.com and the control number you will use to access the site; and

  •
  Instructions on how to access and review the proxy materials online, how to vote your shares over the Internet, and how to get a paper or email copy of the proxy materials, if that is your preference.

        Participants in the Molson Coors Savings and Investment Plan will be sent paper copies of our proxy materials rather than the Notice of Internet Availability of Proxy Materials.

Quorum

        The holders of shares entitled to cast a majority of the total votes of the outstanding shares of stock entitled to vote on each matter, as of the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the annual meeting may be postponed or adjourned to allow additional time for obtaining additional proxies or votes. At any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting, except for any proxies that have been effectively revoked or withdrawn prior to the subsequent meeting. Shares held by Molson Coors in treasury do not count toward a quorum.

Required Vote

        The vote required for approval of any matter which may be the subject of a vote of the stockholders is provided for in our certificate of incorporation and bylaws. The directors to be elected at the annual meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote for the relevant directors. This means that the nominees with the most votes by those eligible to vote for such directors will be elected. Votes may be cast for or withheld from each nominee, but a withheld vote or a broker non-vote (defined below) will not affect the outcome of the election. The ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm will be approved if the votes cast by holders of Class A common voting stock and Class A exchangeable shares favoring the ratification exceed the votes cast opposing the ratification.

Abstentions and Broker Non-Votes

        Abstentions and broker non-votes (defined below) are counted for the purpose of determining whether a quorum is present at the annual meeting. For the purpose of determining whether a proposal (except for the election of directors) has been approved, abstentions and broker non-votes will not be counted as votes cast in favor of or against approval for purposes of determining whether a proposal has been approved and therefore will not affect the outcome of the matter being voted upon.

Voting by Proxy for Class A and Class B Common Stock

        You may vote your shares prior to the meeting by following the instructions provided on the Notice of Internet Availability of Proxy Materials, this proxy statement and the voter website, www.proxyvote.com. If you requested a paper copy of the proxy materials, voting instructions are also contained on the proxy card enclosed with those materials.

  •
  If you are a registered stockholder, there are three ways to vote your shares before the meeting:

    By Internet (www.proxyvote.com): Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on May 14, 2008. Have your Notice of Internet Availability of Proxy Materials with you when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

    By telephone (1-800-690-6903): Use any touch-tone telephone to submit your vote until 11:59 p.m. EDT on May 14, 2008. Have your Notice of Internet Availability of Proxy Materials in hand when you call and then follow the instructions you receive from the telephone voting site.

    By mail: If you requested a paper copy of the proxy materials, mark, sign and date the proxy card enclosed with those materials and return it in the postage-paid envelope we have provided. To be valid, proxy cards must be received before the start of the annual meeting. Proxy cards should be returned to Molson Coors Brewing Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

  •
  If your shares are held in street name, your broker, bank or other holder of record may provide you with a Notice. Follow the instructions on the Notice of Internet Availability of Proxy Materials to access our proxy materials and vote online or to request a paper or email copy of our proxy materials. If you received these materials in paper form, the materials include a voting instruction card so you can instruct your broker, bank or other holder of record how to vote your shares.

Voting of Proxies

        All properly executed proxies that Molson Coors receives prior to the vote at the annual meeting, and that are not revoked, will be voted in accordance with the instructions indicated on the proxy card. If you submit a validly executed proxy without providing direction, the proxy will be voted in favor of approval of the proposals.

        Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients (who are the beneficial owners of the shares), brokers have discretion to vote the shares on routine matters but not on non-routine matters. A "broker non-vote" occurs when a broker does not have discretionary voting authority and has not received instructions from the beneficial owners of the shares. Broker non-votes will be counted for purposes of determining whether a quorum is present at the annual meeting, but will not be counted as votes in favor of or against approval for purposes of determining whether a proposal has been approved and therefore will not affect the outcome of the matter being voted upon.

        Failing to vote your shares prior to the meeting or vote at the annual meeting will reduce the number of votes cast at the annual meeting and may contribute to a lack of a quorum. Consequently, we urge you to return the enclosed proxy card with your vote marked, or to vote using one of the other available methods.

        Molson Coors does not expect that any matter or proposal other than the proposals described in this document will be brought before the annual meeting or any adjournment. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters on which the grantor of the proxy is entitled to vote.

Revocation of Proxies

        You can change your vote at any time before your proxy is voted at the annual meeting. If you are a registered holder, you can do this in one of four ways.

  •
  First, before the annual meeting, you can deliver a signed notice of revocation of proxy to the Secretary of Molson Coors at the address specified below.

  •
  Second, you can complete and submit a later-dated proxy card.

  •
  Third, you can vote again by Internet or telephone.

  •
  Fourth, you can attend the annual meeting and vote in person. Your attendance at the annual meeting alone will not revoke your proxy; rather, you must also vote at the annual meeting in order to revoke your previously submitted proxy. To vote your shares at the annual meeting, you must request a "legal proxy" by following the instructions at www.proxyvote.com, or by requesting a paper copy of the materials.

        If you want to change your proxy directions by mail, you should send any notice of revocation or your completed new proxy card, as the case may be, to Molson Coors Brewing Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, Telephone: 800-690-6903. If you have instructed a broker to vote your shares and wish to change your vote, you must follow directions received from your broker to change those instructions.

Voting Instructions for Class A and Class B Exchangeable Shares

        As discussed above, holders of Exchangeco Class A and Class B exchangeable shares (other than Molson Coors) are entitled to vote at meetings of holders of the corresponding classes of Molson Coors common stock through a voting trust arrangement. If you hold Class A and/or Class B exchangeable shares as of the record date, you may provide voting instructions to CIBC Mellon Trust

Company, as trustee, in much the same way as registered holders of Class A and Class B Common Stock vote their shares, although your voting instructions must be received no later than 5:00 p.m. EDT on May 9, 2008. You may provide voting instructions in accordance with the instructions provided in the Notice of Internet Availability of Proxy Materials, this proxy statement and the voter website, www.proxyvote.com. If you requested a paper copy of the proxy materials, you may provide voting instructions to the trustee in accordance with the instructions contained on the proxy card enclosed with those materials. The trustee will vote your Class A and/or Class B exchangeable shares held by a broker, bank, or other nominee in accordance with your duly executed instructions received no later than 5:00 p.m. EDT on May 9, 2008. If you do not send instructions and do not otherwise attend the meeting to vote in person as discussed below, the trustee will not be able to vote your Class A and/or Class B exchangeable shares. You may revoke previously given voting instructions by delivering subsequent voting instructions by either mail, Internet or telephone no later than 5:00 p.m. EDT on May 9, 2008. For additional information, please refer to the Notice of Internet Availability of Proxy Materials, this proxy statement and the voter website, www.proxyvote.com; or refer to the proxy card accompanying the proxy materials if you received a paper copy of the proxy materials.

Voting in Person

        You may come to the annual meeting and cast your vote there; however, whether or not you plan to attend,we urge you to cast your vote as soon as possible by telephone by first going to www.proxyvote.com, or over the Internet as described in the Notice of Internet Availability of Proxy Materials, or, if you requested a paper copy of the proxy materials, by completing and returning the proxy card accompanying the proxy materials. If you are a holder of record of Class A and/or Class B common stock and plan to attend the annual meeting, please indicate this when you cast your vote or submit your proxy card. To vote your shares in person at the annual meeting, you must request a "legal proxy." To request a legal proxy, please follow the instructions at www.proxyvote.com or request a paper copy of the material. When you arrive at the annual meeting, you will be asked to present photo identification, such as a driver's license.

        If you are a beneficial owner of Class A and/or Class B common stock or Class A and/or Class B exchangeable shares held by a broker, bank, or other nominee, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your Class A and/or Class B common stock or Class A and/or Class B exchangeable shares held in nominee name in person, you must get a written proxy in your name from the broker, bank or other nominee that holds your shares.

        Stockholders whose shares of voting stock are held in "street name" must either direct the record holder of their shares as to how to vote their shares of voting stock or obtain a proxy from the record holder to vote at the meeting. Street name stockholders should check the voting instruction cards used by their brokers, banks or nominees for specific instructions on methods of voting, including by telephone or via the Internet. If your shares are held in street name, you must contact your broker, bank or nominee to revoke your proxy.

        A representative of CIBC Mellon Trust Company, as trustee for the shares of Exchangeco, will be present at the annual meeting to receive votes from holders of Class A and/or Class B exchangeable shares that personally attend the annual meeting and who have not otherwise voted as described herein.

Voting Instructions for Shares Held in Retirement Plans

        If you participate in the Molson Coors Savings & Investment Plan, you may give voting instructions as to the number of shares of common stock equivalent to the interest in Molson Coors common stock credited to your account as of the record date. You may provide voting instructions to

Fidelity Management Trust Company, as trustee, through its agent, Broadridge, by completing and returning the proxy card accompanying your proxy materials. The trustee will vote your shares in accordance with your duly executed instructions received no later than 5:00 p.m. EDT on May 12, 2008. If you do not send instructions to Broadridge, the trustee will not be able to vote the share equivalents credited to your account. You may also revoke previously given voting instructions prior to 5:00 p.m. EDT on May 12, 2008, by submitting to Broadridge, a properly completed and signed proxy card bearing a later date.

Solicitation of Proxies

        Solicitation of proxies will be made by use of the mail or, if consented to by a stockholder, by electronic transmission over the Internet. The cost of preparing, assembling and distributing this proxy solicitation material and Notice of Annual Meeting of Stockholders will be paid by Molson Coors. Solicitation by mail, telephone, telefax, electronic transmission over the Internet or personal contact may be done by directors, officers and other employees of Molson Coors, for which they will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Molson Coors stock as of the record date will be requested to forward proxy solicitation material to the beneficial owners of such shares and will be reimbursed by Molson Coors for their reasonable expenses.

        In addition, Molson Coors has retained Georgeson Inc., 199 Water Street, 26th Floor, New York, NY 10038, to assist in the solicitation of proxies by mail, telephone, telefax, e-mail and personal solicitation. For these services, Molson Coors will pay Georgeson a fee of $8,000, plus custodial charges and reimbursement for actual expenses and any broker or bank charges paid by Georgeson on behalf of the Company.

Householding

        Stockholders who share the same address and hold some or all of their shares of common stock through a broker, bank or other nominee may receive only one copy of the Notice of Internet Availability of Proxy Materials, or upon request, the proxy materials, as the case may be, unless the broker, bank or other nominee has received contrary instructions from one or more of the stockholders at that address. Certain brokers, banks and other nominees have procedures in place to discontinue duplicate mailings to stockholders sharing an address. Stockholders desiring to eliminate duplicate mailings should contact their broker, bank or other nominee for more information.

        A stockholder preferring to receive his/her own set of the Notice of Internet Availability of Proxy Materials and/or proxy materials in the future, should contact Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or call them at 800-542-1061. However, please note that any stockholder who wishes to receive a paper or email copy of the proxy materials for purposes of voting at this year's annual meeting should follow the instructions included in the Notice of Internet Availability that was sent to the stockholder.

ELECTION OF DIRECTORS
(Proposal No. 1)

        Thirteen directors are to be elected at the annual meeting, each to serve until the next annual meeting and until his or her successor shall have been elected and qualified, as follows:

  •
  10 directors will be elected by the holders of Molson Coors Class A common stock and the special Class A voting stock (the votes of which are directed by holders of Class A exchangeable shares of Exchangeco), voting together as a single class; and

  •
  three directors will be elected by the holders of the Molson Coors Class B common stock and the special Class B voting stock (the votes of which are directed by holders of Class B exchangeable shares of Exchangeco), voting together as a single class.

        Each of the directors has consented to serve if elected. If any of them becomes unavailable to serve as a director, a substitute nominee may be designated in accordance with the certificate of incorporation and bylaws. In that case, the persons named as proxies will vote for the substitute nominees designated in accordance with the certificate of incorporation and bylaws. For information on the nomination of our Class A Directors and Class B Directors, please refer to "Board of Directors and Corporate Governance—Nomination of Directors" below.

Class A Directors	Age	Business Experience, Public Company Directorships Held
Francesco Bellini	60	Director of Molson Coors since February 2005. Dr. Bellini previously served as a director of Molson since 1997, where he served on the Audit and Finance Committee, the Environment, Health and Safety Committee, and the Human Resources and Pension Fund Committee. He has served on Boards of various public and private companies. Dr. Bellini has been Chairman, President and Chief Executive Officer of Neurochem Inc., a leading Canadian biopharmaceutical company, since 2002. He is also Chairman of Picchio International, Inc., Picchio Pharma Inc., Prognomix Inc., Adaltis Inc., and ViroChem Pharma Inc., all companies involved in healthcare. A pioneer in the Canadian biopharmaceutical industry, he was co-founder of Biochem Pharma, as well as Chairman & Chief Executive Officer from 1986 to 2001. A graduate of the University of New Brunswick with a Ph.D. in 1977, he has authored or co-authored more than twenty-five patents over his 20-year career as a research scientist. Dr. Bellini is an Officer of the Order of Canada.
Rosalind G. Brewer	45
		Director of Molson Coors since February 2006. Ms. Brewer has been Senior Vice President and Division President of Operations and Regional General Manager of Wal-Mart Stores, Inc. since 2006. From 2004 to 2006, she served as President of Global Nonwovens division of Kimberly-Clark Corporation. Ms. Brewer had been with Kimberly-Clark since 1984, and held a variety of leadership positions across multiple businesses spanning technology and business aspects of the company. Ms. Brewer is immediate past president of Georgia's non-profit Board of Directors Network, and serves on several other non-profit boards. She holds a B.S. in Chemistry from Spelman College, and has been a trustee of Spelman College since 2006.
Peter H. Coors	61
		Director and Vice Chairman of the Board of Molson Coors since February 2005. Mr. Coors previously served as Chairman of the Board of Adolph Coors Company since 2002, and was Chief Executive Officer from May 2000 to July 2002. He has served as a director of Coors Brewing Company, a subsidiary of the Company, since 1973, has been the Executive Chairman since 2002, and was Chief Executive Officer from 1992 to 2000. Since joining Adolph Coors Company in 1971, he has served in a number of different executive and management positions for both Molson Coors and Coors Brewing Company. He has been a director of U.S. Bancorp and of Energy Corp. of America since 1996.

Melissa Coors Osborn	36
		Director of Molson Coors since February 2005. Since March 2007, Ms. Coors Osborn has served as Director, CBC Strategy, prior to which she had served as Group Manager, CBC Strategy since 2005. Beginning in 1996, Ms. Coors Osborn served in a variety of managerial positions in Coors Brewing Company with emphasis on international markets. She has served as Caribbean area manager developing strategic annual business plans for the Caribbean markets, business development manager with emphasis on growth in profit and market share in key Coors Brewing Company markets, and brand manager for Coors Light, managing Molson Coors development and implementation of marketing strategy for the Hispanic market. She earned an M.B.A. (Marketing) from the University of Denver and holds a B.S. degree from Georgetown University in Foreign Service (Latin American Studies).
Franklin W. Hobbs	60
		Director of Molson Coors since February 2005. Mr. Hobbs previously served as a director of Coors Brewing Company since 2001. Mr. Hobbs is a graduate of Harvard College and Harvard Business School. He served as Chief Executive Officer and director for the investment bank, Houlihan Lokey Howard & Zukin from 2002 to January 2003. He served in roles of increasing responsibility at Dillon, Read & Co. Inc., an investment bank, from 1972 through 2000, finally serving as chairman of UBSWarburg following a series of mergers between Dillon Read and SBC Warburg, and later with Union Bank of Switzerland. He has been an operating partner with One Equity Partners, a private equity investment firm, since 2004. He also serves on the Board of Directors of Lord, Abbett & Co., and is President of the Board of Trustees at Milton Academy.
Leo Kiely	61
		Director and Chief Executive Officer of Molson Coors since February 2005. Mr. Kiely previously served as a director of Coors Brewing Company since 1998. He was appointed Chief Executive Officer of Adolph Coors Company in July 2002 and served as Chief Executive Officer of Coors Brewing Company from May 2000 to March 2005. He served as President and Chief Operating Officer of Coors Brewing Company from March 1993 to May 2000. Before joining Coors Brewing Company, he held executive positions with Frito-Lay, Inc., a subsidiary of PepsiCo. He is Vice President, Board of Trustees, of the Denver Center for the Performing Arts, and National Trustee of Boys and Girls Clubs of America.

		Upon receipt of regulatory approval and closing of Molson Coors' proposed joint venture with SABMiller plc, Mr. Kiely will resign as Chief Executive Officer of the Company to serve as Chief Executive Officer of MillerCoors LLC, a to-be-formed Delaware limited liability company.

Andrew T. Molson	40
		Director of Molson Coors since February 2005. Mr. Molson is a partner and Vice-Chairman of RES PUBLICA Consulting Group, a Montréal-based holding and management company of two leading professional services firms, NATIONAL Public Relations and Cohn and Wolfe -- Canada, both offering strategic public relations counsel to a wide range of businesses. He became a member of the Québec bar in 1994 and holds a law degree from Laval University, an A.B. from Princeton University and a Masters in corporate governance and ethics (Msc) from the University of London (Birkbeck College). In 2003, he was elected fellow and professional administrator of the Institute of Chartered Secretaries and Administrators. He is Vice President of the Molson Foundation and a director of the McCord Museum of Canadian History, the Montréal Fluency Centre, the Ste-Justine Hospital Foundation and Concordia University.
Eric H. Molson	70
		Director and Chairman of the Board of Molson Coors since February 2005. Mr. Molson previously served as a director of Molson since 1974 and served as Chairman of the Board since 1988, where he was a member of the Corporate Governance Committee and Environment, Health and Safety Committee. He is also director of the Montréal General Hospital Corporation and Foundation, the Canadian Irish Studies Foundation and Vie des Arts. He has served as Chancellor of Concordia University. Mr. Molson received an A.B. with Honors in Chemistry from Princeton University. He earned a Master Brewer Certificate from the United States Brewers Academy and studied economics at the McGill Graduate School. Mr. Molson is a Member of the Order of Canada.
Pamela H. Patsley	51
		Director of Molson Coors since February 2005. Ms. Patsley previously served as a director of Coors Brewing Company since 1996. From 2002 until September 2007, she was President of First Data International, an international provider of electronic commerce and payment solutions for financial institutions and merchants. From 2000 to 2002, she served as Senior Executive Vice President of First Data Corp. and President of First Data Merchant Services, First Data Corp.'s merchant processing enterprise. Prior to joining First Data, she served as President, Chief Executive Officer and director of Paymentech. She began her Paymentech career as a founding officer of First USA, Inc. Before joining First USA, she was with KPMG Peat Marwick. She is a director of Texas Instruments Inc.

H. Sanford Riley	57
Director of Molson Coors since February 2005. Mr. Riley previously served as a director of Molson since 1999. He has been President and Chief Executive Officer of Richardson Financial Group, Ltd., a specialized financial services company, since 2003. Between 1992 and 2001, he served as President and Chief Executive Officer of Investors Group Inc., a personal financial services organization, retiring as Chairman in 2002. He served on the Board of Great West Lifeco until 2002, and has served as a director of The North West Company since 2002. His community affiliations include serving as Chancellor of the University of Winnipeg and past Chairman of the Manitoba Business Council. He obtained a B.A. from Queen's University and an LLB from Osgoode Hall Law School. Mr. Riley is a Member of the Order of Canada.

Class B Directors
John E. Cleghorn	66	Director of Molson Coors since February 2005. Mr. Cleghorn previously served as a director of Molson since 2003. He has been Chairman of the Board of Canadian Pacific Railway since May 2006 and has been a director since 2001. Mr. Cleghorn was Chairman of the Board of SNC-Lavalin Group Inc., an international engineering and construction company from 2002 until May 2007. He retired as Chairman of the Board and Chief Executive Officer of the Royal Bank of Canada in 2001, a position he had held since 1995. He held several senior positions at Royal Bank of Canada including President in 1986, Director in 1987, Chief Operating Officer in 1990, Chief Executive Officer in 1994 and Chairman and Chief Executive Officer in 1995. He graduated with a B.Comm. from McGill University in 1962, where he is Governor Emeritus and a member of the McGill Desautels Faculty of Management's International Advisory Board. He is an Officer of the Order of Canada and a Fellow of the Institute of Chartered Accountants in Ontario and Québec.
Charles M. Herington	48
		Director of Molson Coors since February 2005. Mr. Herington previously served as a director of Coors Brewing Company since 2003. In 2008, Mr. Herington was appointed Executive Vice President of Latin America with the Avon Products Company, for which he had previously served in other senior positions since 2006. Before that he was President and Chief Executive Officer of America Online Latin America for seven years. (In June 2005, America Online Latin America filed a voluntary petition for Chapter 11 bankruptcy. In April 2006, the bankruptcy court approved the company's recovery and liquidation plan.) He served as President of Revlon Latin America during 1998, prior to which he held various executive positions with PepsiCo Restaurants International, including serving as Regional Vice President of Kentucky Fried Chicken, Pizza Hut and Taco Bell for South America, Central America and the Caribbean from 1990 to 1997. He also held several high level positions in management and marketing with Procter & Gamble in Canada, Puerto Rico and Mexico during the 10 years before his association with PepsiCo. He currently serves as a director of NII Holdings, Inc. (formerly known as Nextel International).

David P. O'Brien	66
Director of Molson Coors since February 2005. Mr. O'Brien previously served as a director of Molson since 2002. He has been the Chairman of the Board of Directors of the Royal Bank of Canada since February 2004. He has also been Chairman of the Board of Directors of EnCana Corporation, an oil and gas company, since 2002. He was Chairman of the Board of Directors and Chief Executive Officer of Encana Corp., a crude petroleum and natural gas developer, from 2001 through 2002 and, before that, he had been Chairman of Encana since 1991. In March 2008, he was appointed a director of Enerplus Resources Fund, a public energy trust. He was Chairman of the Board of Directors, President and Chief Executive Officer of Canadian Pacific Limited, an energy, hotels and transportation company, from 1996 to 2001. He is also a director of TransCanada Pipelines Limited. Mr. O' Brien is Chancellor of Concordia University and a director of the C.D. Howe Institute, a research and educational institution.

        There are no family relationships among any of the directors other than Peter H. Coors and Melissa Coors Osborn, who are father and daughter, and Eric H. Molson and Andrew T. Molson, who are father and son.

        The Board of Directors recommends a vote FOR each of the persons listed above, and proxies that are returned will be so voted unless otherwise instructed.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

        Corporate governance of Molson Coors is determined with reference to its charter and bylaws, the rules and regulations of the U.S. Securities & Exchange Commission, and the listing requirements of both the New York and Toronto Stock Exchanges. The Toronto Stock Exchange has agreed to defer to the NYSE most regulatory matters that would otherwise be applicable to Molson Coors, provided that Molson Coors remains in compliance with the requirements of the NYSE. Accordingly, unless specifically noted in this section, references to compliance with NYSE rules also presume compliance with the corresponding Toronto Stock Exchange governance rules.

Board Size

        As set forth in our bylaws, the Board has the power to fix the number of directors by resolution. The Board has currently set the number of directors at 15 (twelve Class A directors, including two management directors as described below, and three Class B directors); however, for purposes of this annual meeting, only 13 directors are being nominated for election. There will be two Class A director vacancies. As described in more detail below, the Board is currently in the process of identifying a candidate to fill one of the vacancies although the Board does not currently plan to fill the other vacancy. At the annual meeting, votes may not be cast for a greater number of director nominees than the 13 nominees named in the proxy statement. Our certificate of incorporation and bylaws provide that the Board may change the size of the Board by vote of at least two-thirds of the authorized number of directors (including vacancies).

Nomination of Directors

        Because more than 50% of the voting power of Molson Coors is controlled by the Coors and Molson families through the voting trust agreements described above, Molson Coors is a "controlled company" under the NYSE listing standards. The listing standards permit controlled companies to rely on exemptions from certain corporate governance-related requirements, including the requirement that the board have a nominating committee composed entirely of independent directors with a written charter addressing matters specified by the NYSE. Molson Coors has elected to rely on this exemption. Accordingly, nominees for election to the Board will be selected by the full Board, and by a Nominating Committee and nominating subcommittees established pursuant to the Molson Coors certificate of incorporation. The chart below illustrates how our directors are nominated and who is entitled to elect them:

Nominating Body		Director Nominees
Class A-C Nominating Subcommittee: Peter H. Coors Melissa Coors Osborn	•	5 director nominees to be elected by Class A common stock and special Class A voting stock (3 of whom shall be independent)
Class A-M Nominating Subcommittee: Eric H. Molson Andrew T. Molson	•	5 director nominees to be elected by Class A common stock and special Class A voting stock (3 of whom shall be independent)
Nominating Committee: Peter H. Coors Melissa Coors Osborn Eric H. Molson Andrew T. Molson John E. Cleghorn	•
2 director nominees to be elected by Class A common stock and special Class A voting stock (must include Chief Executive Officer (currently Leo Kiely) and one member of management approved by at least two-thirds of authorized number of directors (currently vacant))
Molson Coors Brewing Company Board of Directors	•	3 director nominees to be elected by Class B common stock and special Class B voting stock (all of whom shall be independent)

Class A-C and A-M Nominating Subcommittees (Non-Board Level)

        The Class A-M nominating subcommittee nominates five candidates to stand for election by the holders of Class A common stock and special Class A voting stock. We refer to the directors elected according to this nomination process as Molson directors. The Class A-M nominating subcommittee must exercise this nominating power to ensure that at all times a majority of the Molson directors are independent as defined under our certificate of incorporation. The Class A-M nominating subcommittee is currently comprised of Eric H. Molson and Andrew T. Molson.

        The Class A-C nominating subcommittee nominates five candidates to stand for election by the holders of Class A common stock and special Class A voting stock. We refer to the directors elected according to this nomination process as Coors directors. The Class A-C nominating subcommittee must exercise this nominating power to ensure that at all times a majority of the Coors directors are independent as defined under our certificate of incorporation. The Class A-C nominating subcommittee is currently comprised of Peter H. Coors and Melissa Coors Osborn.

        The Class A-M nominating subcommittee fills vacancies caused by the removal, resignation, retirement or death of a Molson director and fills newly-created seats designated to be filled by Molson directors, and the Class A-C nominating subcommittee fills vacancies caused by the removal, resignation, retirement or death of a Coors director and fills newly-created seats designated to be filled by Coors directors.

        As a result of the resignation of one of the incumbent Molson directors during 2007, the Class A-M nominating subcommittee has nominated only four candidates to stand for election by holders of the Class A common stock and Class A special Class A voting stock. The Class A-M nominating subcommittee is currently in the process of identifying a candidate to fill this vacancy.

        The Class A-M nominating subcommittee ceases to have the right to make nominations if Pentland, and other Molson family stockholders from time to time party to the voting trust agreements, cease to beneficially own, in the aggregate, a number of shares of Molson Coors common stock and exchangeable shares (as adjusted for any stock split, recapitalization, reclassification, reorganization or similar transaction) equal to at least 2% of the aggregate number of shares of Molson Coors common stock and exchangeable shares outstanding on the date of the completion of the merger transaction, of which at least 1,650,000 shares must be Class A common stock and/or Class A exchangeable shares. Similarly, the Class A-C nominating subcommittee ceases to have the right to make nominations if the Coors Trust or the specified members of the Coors family who select the Coors family representative no longer beneficially own, in the aggregate, a number of shares of Molson Coors common stock and exchangeable shares (as adjusted for any stock split, recapitalization, reclassification, reorganization or similar transaction) equal to at least 3% of the aggregate number of shares of Molson Coors common stock and exchangeable shares outstanding on the date of the completion of the merger transaction, of which at least 1,650,000 shares must be Class A common stock and/or Class A exchangeable shares. In either case, if the applicable nominating committee ceases to have the right to make nominations, then the committee will be disbanded and independent directors (as that term is defined in the Molson Coors certificate of incorporation) will replace the subcommittee's members on the nominating committee.

Nominating Committee

        A stand-alone nominating committee (the Nominating Committee): (1) nominates two candidates meeting the qualifications described below to stand for election by the holders of Class A common stock and special Class A voting stock; (2) assists the Board in evaluating candidates for nomination as recommended by the stockholders; and (3) takes up other business properly presented to it.

        The members of the Class A-M and Class A-C nominating subcommittees serve on the Nominating Committee and select another member of the Board who is independent to also serve on the Nominating Committee, currently John E. Cleghorn.

        The full Nominating Committee names two director nominees to stand for election by the holders of Class A common stock and special Class A voting stock, who must be the following people, subject to the fiduciary duties of the committee:

  •
  The Chief Executive Officer of Molson Coors, currently Leo Kiely; and

  •
  A member of management approved by at least two-thirds of the authorized number of directors (including vacancies). The person who previously held this board seat resigned. The Board currently does not plan to fill this position.

        The Company Bylaws provide that the directorship of the individual serving on the Board by virtue of his being the Company's Chief Executive Officer shall terminate upon such individual's ceasing to be the CEO. The Nominating Committee also has the power to fill vacancies in the two director positions referred to above (with director candidates meeting the qualifications mentioned above).

Nominations by the Board of Directors

        The full Board nominates three independent candidates to stand for election by the holders of Class B common stock and special Class B voting stock, and has the power to fill corresponding vacancies. All such nominations require the approval of at least two-thirds of the authorized number of directors (including vacancies) on the Board.

Candidates Recommended by Stockholders

        The Board will consider and evaluate a Class B director candidate recommended by a stockholder in the same manner as candidates from other sources. The Board will assess any director nominees taking into account several factors including, but not limited to, issues such as the individual's: (i) personal qualities and characteristics, accomplishments and reputation in the business community; (ii) current knowledge and contacts in the communities in which the Company does business and in the Company's industry or other industries relevant to the Company's business; (iii) ability and willingness to commit adequate time to Board and committee matters; (iv) skills and personality and their fit with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; (v) diversity, personal and professional background, experience; and (vi) fit with the perceived needs of both the Company and the Board at the time. The Board will ultimately recommend nominees that it believes will enhance the Board's ability to manage and direct, in an effective manner, the affairs and business of Molson Coors.

        Stockholders wishing to recommend a director candidate to serve on the Board may do so by providing advance written notice to Molson Coors following the same procedures set forth under "Stockholder Proposals and Nominations".

Director Independence

        At all times, at least a majority of the Molson Coors directors are independent directors, although Molson Coors is not required to have a majority of independent directors because it is a "controlled company" under NYSE listing standards. The Molson Coors certificate of incorporation contains provisions intended, however, to ensure that at all times a majority of the directors will be independent. The Molson Coors certificate of incorporation defines an independent director as any director who is independent of the management of Molson Coors, and is free from any interest and any business or other relationship (other than interests or relationships arising from ownership of shares of Molson Coors stock) which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of Molson Coors.

        At its meeting held on February 15, 2007, the Board adopted Director Independence Standards that are consistent with the NYSE listing standards and the Company's certificate of incorporation. These standards are attached as Appendix A. Based on these standards, the Board determined that each of the following directors is independent:

Francesco Bellini Rosalind G. Brewer John E. Cleghorn Charles M. Herington	Franklin W. Hobbs David P. O'Brien Pamela H. Patsley H. Sanford Riley

Executive Sessions of Non-employee and Independent Directors and Communications Between Stockholders and the Board

        The Board generally holds executive sessions of its non-employee directors at each regularly scheduled meeting. The chairmanship of such executive sessions rotates among the non-employee directors. In addition, the independent members of the Board meet at each regularly scheduled meeting. The chairmanship of such sessions rotates among the independent directors.

        Interested parties, including stockholders, may communicate directly with the Chairman of the Board, Chairman of the Audit Committee, or the non-employee directors as a group by writing to those individuals or the group at the following address: Molson Coors Brewing Company, c/o Corporate Secretary, 1225 17th Street, Suite 3200, Denver, Colorado 80202. Correspondence received by the Secretary will be forwarded to the appropriate person or persons in accordance with the procedures adopted by a majority of the independent directors of the Board. When reporting a concern, please supply sufficient information so that the matter may be addressed properly. Although you are encouraged to identify yourself to assist Molson Coors in effectively addressing your concern, you may choose to remain anonymous, and Molson Coors will use reasonable efforts to protect your identity to the extent appropriate or permitted by law.

Corporate Governance Guidelines; Code of Business Conduct

        The Board has adopted Board of Directors Charter and Corporate Governance Guidelines to promote the functioning of the Board and its committees, and to set forth a common set of expectations as to how the Board should function. The Corporate Governance Guidelines provide, among other things, guidance on the composition of the Board, the criteria to be used in selecting director nominees, retirement of directors, expectations by Molson Coors of its directors and evaluation of Board performance.

        In addition, all of Molson Coors' directors and employees, including its Chief Executive Officer, Chief Financial Officer, and other senior financial officers, are bound by Molson Coors' Code of Business Conduct, which complies with the requirements of the New York Stock Exchange and the SEC to ensure that the business of Molson Coors is conducted in a legal and ethical manner. The Code of Business Conduct covers all areas of professional conduct, including employment policies, conflicts of interest, fair dealing, and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Molson Coors intends to disclose future amendments to, or waivers from, certain provisions of the Code of Business Conduct for executive officers and directors on its website within four business days following the date of such amendment or waiver.

Available Information

        Molson Coors' current Corporate Governance Guidelines, Code of Business Conduct, and written charters for its Audit, and Compensation and Human Resources Committees are posted on our website at www.molsoncoors.com. Stockholders may also request a free copy of these documents from: Molson Coors Brewing Company, c/o Shareholder Services, 1225 17th Street, Suite 3200, Denver, Colorado 80202.

Directors' Attendance

        During 2007, the Board of Molson Coors held five meetings in person, and four meetings telephonically. In 2007, no director attended less than 75% of the sum of the total number of meetings of the Board held during the period for which he or she was a director and the total number of meetings held by all committees of the Board on which he or she served during such period. Directors are expected (but not formally required) to attend annual meetings of stockholders. Each of the current directors attended the 2007 annual meeting.

Board Committees

        The Board currently has three separately designated standing committees: the Audit Committee, the Compensation and Human Resources Committee and the Finance Committee. In addition to the three standing committees, the Board may from time to time establish additional committees.

        The following table breaks down the current membership for each of our Board committees.

Audit Committee	Compensation and Human Resources Committee	Finance Committee
John E. Cleghorn*	Rosalind G. Brewer	Francesco Bellini
Franklin W. Hobbs	Charles M. Herington	Peter H. Coors
David P. O'Brien	Pamela H. Patsley	Franklin W. Hobbs*
	H. Sanford Riley*	David P. O'Brien

    *
    Denotes Chairman of the committee.

  Audit Committee

        The Audit Committee has three members. It met four times in person and four times telephonically in 2007. The Audit Committee is comprised solely of non-employee Directors, all of whom the Board has determined are independent pursuant to the New York Stock Exchange rules, the Company's certificate of incorporation and Director Independence Standards, and Rule 10A-3 under the Securities Exchange Act of 1934. The Board has determined that all the members of the Audit Committee are financially literate pursuant to the New York Stock Exchange rules. The Board also has determined that each of Messrs. Cleghorn and Hobbs are Audit Committee Financial Experts within the meaning stipulated by the U.S. Securities & Exchange Commission.

        The Audit Committee's responsibilities, discussed in more detail in the charter, include, among other duties, the responsibility to:

  •
  Assist the Board in review and oversight of the conduct and integrity of Molson Coors' financial reporting to any governmental or regulatory body, the public or other users thereof;

  •
  Assist the Board in review and oversight of Molson Coors' systems of internal control or financial reporting and disclosure controls and procedures;

  •
  Assist the Board in review and oversight of the qualifications, engagement, compensation, independence and performance of Molson Coors' independent registered public accounting firm, their conduct of the annual audit, and their engagement for any other lawful services;

  •
  Assist the Board in review and oversight of Molson Coors' legal and regulatory compliance; and

  •
  Prepare the Audit Committee report required by the rules and regulations of the U.S. Securities & Exchange Commission to be included in Molson Coors' annual proxy statement.

  Compensation and Human Resources Committee

        The Compensation and Human Resources Committee has four members and met four times in person and three times telephonically in 2007. The Compensation and Human Resources Committee is comprised solely of non-employee Directors, all of whom the Board has determined are independent pursuant to the New York Stock Exchange rules and the Company's certificate of incorporation and Director Independence Standards.

        The Compensation and Human Resources Committee's responsibilities, discussed in more detail in the charter, include, among other duties, the responsibility to:

  •
  Review and approve compensation levels for the Company's executive officers, although the entire Board must approve Chief Executive Officer compensation;

  •
  Review and approve management incentive compensation policies and programs;

  •
  Review and approve equity compensation programs for Molson Coors' employees, and exercise discretion in the administration of such programs; and

  •
  Produce an annual report on executive compensation required by the rules and regulations of the U.S. Securities & Exchange Commission to be included in Molson Coors' annual proxy statement.

        The Committee is also authorized to select, retain and approve the fees of compensation consultants, outside counsel and other advisors. Molson Coors pays the necessary or appropriate expenses of the Committee.

        The details of the processes and procedures used for determining compensation of the Company's executive officers are set forth in the Compensation Discussion & Analysis beginning on page 26.

        The Compensation and Human Resources Committee engages Compensation Strategies, Inc. (Compensation Strategies) as its compensation consultant to provide independent advice and assist in the development and evaluation of the Company executive and director compensation policies. The role of Compensation Strategies with respect to compensation decisions in 2007 is set forth in more detail in the Compensation Discussion & Analysis beginning on page 26.

        The Compensation and Human Resources Committee Report on Executive Compensation is included on page 35 of this proxy statement.

  Finance Committee

        The Finance Committee has three members and met four times in 2007. Each of the members of the Finance Committee, other than Mr. Coors, is a non-employee Director, whom the Board has determined is independent pursuant to the New York Stock Exchange rules and the Company's certificate of incorporation.

        The Finance Committee's responsibilities, discussed in more detail in the charter, include, among other duties, the responsibility to:

  •
  Oversee and review the Company's financial and investment policies, strategies and guidelines;

  •
  Monitor the Company's financial condition and its requirements for funds;

  •
  Monitor the Company's debt portfolio, interest rate risk and expense management, credit facilities and liquidity;

  •
  Review and approve the amounts, timing, types and terms of the issuance of public and private debt securities by the Company;

  •
  Monitor relationships with credit rating agencies and the ratings given to the Company; and

  •
  Review periodically the Company's hedging plans, transactions and results.

RATIFY APPOINTMENT OF AUDITORS
(Proposal No. 2)

        The Board of Directors is asking stockholders to consider and act upon a proposal for the ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP (PwC) as the Company's independent registered public accounting firm for the fiscal year ending December 28, 2008. PwC was our independent registered public accounting firm for the fiscal year ended December 30, 2007.

        Although current law, rules and regulations, as well as the Charter of the Audit Committee, require the Company's independent registered public accounting firm to be engaged and supervised by the Audit Committee, the Board is submitting the selection of PwC for ratification by stockholders as a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection of the external auditor and may conclude that it is in the best interests of the Company to retain PwC for the current fiscal year. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

        Representatives of PwC are expected to be present at the annual meeting to respond to questions and may make a statement if they so desire.

Fees

        Set forth below are the aggregate fees billed by PwC for professional services rendered to Molson Coors during fiscal years 2007 and 2006:

	Fiscal Year
	2007	2006
	(in thousands)
Audit Fees(1)	$3,650	$4,127
Audit-Related Fees(2)	960	116
Tax Fees(3)	20	6
All Other Fees(4)	24	0

Total Fees	$4,654	$4,272

    (1)
    Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP in connection with its audit of our consolidated financial statements and our internal control over financial reporting for the fiscal years 2007 and 2006 and the quarterly reviews of our financial statements included in Forms 10-Q.

    (2)
    Includes amounts related to other special accounting projects and audits of our joint ventures.

    (3)
    These were related to tax compliance and related tax services.

    (4)
    These were primarily for other special project assistance.

Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services

        The Audit Committee pre-approves all audit, non-audit and internal control-related services provided by the independent registered public accounting firm prior to the engagement of the independent registered public accounting firm with respect to such services. The Chairman of the Audit Committee has been delegated authority by the Committee to pre-approve interim services by the independent registered public accounting firm other than the annual audit. The Chairman must report all such pre-approvals to the entire Audit Committee at the next committee meeting.

        The Board of Directors recommends a vote FOR the proposal ratifying the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2008, and proxies that are returned will be so voted unless otherwise instructed.

AUDIT COMMITTEE REPORT

        The role of the Audit Committee of the Board of Directors is to prepare this report and to assist the Board in its oversight of: (1) the conduct and integrity of Molson Coors' financial reporting to any governmental or regulatory body, the public or other users thereof; (2) Molson Coors' systems of internal control over financial reporting and disclosure controls and procedures; (3) the qualifications, engagement, compensation, independence and performance of Molson Coors' independent registered public accounting firm, their conduct of the annual audit, and their engagement for any other lawful purposes; and (4) Molson Coors' legal and regulatory compliance. The Board, in its business judgment, has determined that: all members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange and Molson Coors' Director Independence Standards, Rule 10A-3 under the Exchange Act and Molson Coors' certificate of incorporation; all members are financially literate and have accounting or related financial management expertise; and that at least one member of the Committee (two currently: John E. Cleghorn and Franklin W. Hobbs) qualifies as an "audit committee financial expert" as defined in the applicable regulations of the SEC. The Audit Committee operates pursuant to a Charter that was last amended and restated on February 20, 2007. As set forth in the Charter, management of Molson Coors is responsible for the preparation, presentation and integrity of Molson Coors' financial statements, and the effectiveness of internal control over financial reporting. Management is responsible for maintaining Molson Coors' accounting and financial reporting principles and internal controls and procedures reasonably designed to assure compliance with accounting standards and applicable laws and regulations. Molson Coors has a full-time Internal Audit department that reports to the Audit Committee. The Internal Audit department is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of Molson Coors' internal controls relating, for example, to the reliability and integrity of Molson Coors' financial information and the safeguarding of assets. The independent registered public accounting firm is responsible for auditing Molson Coors' financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

        In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and PwC. The Audit Committee has also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T. Finally, the Audit Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the PCAOB in Rule 3600T, and has discussed with PwC the registered public accounting firm's independence. The Audit Committee has ultimate authority and responsibility to select, evaluate, and, when appropriate, replace the Molson Coors' independent registered public accounting firm. The fees billed by PwC for non-audit services were pre-approved by the Audit Committee and were also considered in the discussions of independence.

        Audit Committee members are not employees of Molson Coors, and do not perform the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of Molson Coors' financial statements has been carried out in accordance with standards of the PCAOB, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that Molson Coors' registered public accounting firm are in fact "independent."

        Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in Molson Coors' Annual Report on Form 10-K for the year ended December 30, 2007, to be filed with the U.S. Securities & Exchange Commission. The Audit Committee also appointed PwC as the independent registered public accounting firm for Molson Coors for fiscal 2008, subject to ratification by the Company's stockholders.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

John E. Cleghorn	Franklin W. Hobbs	David P. O'Brien

BENEFICIAL OWNERSHIP

        The following table contains information about the beneficial ownership of our capital stock as of March 18, 2008, for each of our directors, each of our named executive officers, all directors and executive officers as a group and each stockholder known by us to own beneficially more than 5% of any class of our common stock. Unless otherwise indicated, the person or persons named in the table have sole voting and investment power. Shares of common stock subject to options currently exercisable or exercisable within 60 days following the date of the table are deemed outstanding for computing the share ownership and percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. All share numbers and ownership percentage calculations below assume that all Class A exchangeable shares and Class B exchangeable shares have been converted on a one-for-one basis into corresponding shares of Class A common stock and Class B common stock.

Name of beneficial owner	Number of Class A Shares		Percent of class(1)		Number of Class B Shares		Percent of class(1)
Adolph Coors, Jr. Trust (Adolph Coors Company LLC, trustee)	5,044,534	(2)	84.2	%(2)	21,445,988	(3)	12.2%
Pentland Securities (1981) Inc.	5,044,534	(2)	84.2%		3,449,132		1.9%
4280661 Canada Inc.	5,044,534	(2)	84.2%		—		*
Adolph Coors Company LLC(4)	2,520,252		42.1%		21,445,988		12.2%
Peter H. Coors	—	(5)	—		23,726,813	(5)	13.3%
Melissa Coors Osborn	—	(6)	—		19,088	(6)	*
Eric H. Molson	5,044,786	(7)	84.2	%(2)	4,411,808	(8)	2.5%
Andrew T. Molson	100		*		3,457,948	(9)	2.0%
FMR Corp.	—		—		19,294,500	(10)	11.0%
Capital Research Global Investors	—		—		12,855,000	(11)	7.3%
Leo Kiely	—		—		1,842,891	(12)	1.0%
Kevin Boyce	—		—		251,264	(13)	*
Peter Swinburn	—		—		125,292	(14)	*
Timothy V. Wolf	—		—		51,113	(15)	*
Francesco Bellini	—		—		40,053	(16)	*
Rosalind Brewer	—		—		6,784		*
John E. Cleghorn	—		—		17,970	(17)	*
Charles M. Herington	—		—		22,061	(18)	*
Franklin W. Hobbs	—		—		20,957	(19)	*
David P. O'Brien	—		—		21,215	(20)	*
Pamela H. Patsley	—		—		23,576	(21)	*
H. Sanford Riley	—		—		33,572	(22)	*
All directors and executive officers as a group, including persons named above (23 persons)	5,044,886	(7)	84.2%		34,362,543		19.1%

*
Less than 1%

(1)
Except as set forth above and based solely upon reports of beneficial ownership required to be filed with the SEC pursuant to Rule 13d-1 under the Securities and Exchange Act of 1934, we do not believe that any other person beneficially owned, as of March 18, 2007 greater than 5% of our outstanding Class A common stock or Class B common stock.

(2)
This number includes 1,857,224 shares owned by Pentland Securities (1981) Inc. (Pentland) and 667,058 shares owned by 4280661 Canada Inc. (described in footnote (7) below), and 2,520,252 shares owned by Adolph Coors Company LLC (ACC), all due to shared voting power resulting from a Voting Agreement between Pentland, 4280661 Canada Inc. and the Adolph Coors, Jr. Trust. Pursuant to the Voting Agreement, the parties agreed that the Class A shares (and shares directly exchangeable for Class A shares) are to be voted in accordance with the voting provisions of certain Voting Trust Agreements.

(3)
Includes beneficial ownership of 21,445,988 shares owned by ACC, the sole trustee of the Adolph Coors, Jr. Trust. Peter H. Coors and Melissa Coors Osborn each disclaim beneficial ownership of the shares beneficially held by ACC.

(4)
Adolph Coors Company LLC (ACC) is a Wyoming limited liability company whose members consist of various Coors family trusts and family members, including the Adolph Coors, Jr. Trust. The members of ACC, including the Adolph Coors Jr. Trust, the May Kistler Coors Trust, the Grover C. Coors Trust, the Augusta Coors Collbran Trust, the Bertha Coors Munroe Trust, the Herman F. Coors Trust and the Louise Coors Porter Trust, have dispositive power over these shares only in the event of a sale of all or of substantially all of the assets of ACC. Trustees of the members, including Jeffrey H. Coors, Joseph Coors, Jr., John K. Coors, Peter H. Coors and William K. Coors, have dispositive power over these shares as a result of their role as trustees to the extent that the members obtain such dispositive rights, but each of these trustees disclaims beneficial ownership of the shares owned by ACC and the respective trusts except to the extent of his pecuniary interest therein. The office address for Adolph Coors Company LLC is 2120 Carey Avenue, Suite 412, Cheyenne, Wyoming 82001.

(5)
This number does not include 2,520,252 shares of Class A common stock owned by ACC as described above in the table, and Peter H. Coors disclaims beneficial ownership of these shares. This number does include 21,445,988 shares of Class B common stock owned by ACC, although Peter H. Coors disclaims beneficial ownership of these shares. Peter H. Coors is a director and executive officer of ACC. The SEC does not require disclosure of these shares. This number also includes 1,064 shares held in the name of Peter H. Coors' wife, as to which he disclaims beneficial ownership. This number includes options to purchase 1,702,704 shares of Class B common stock exercisable currently or within 60 days. If Peter H. Coors were to be attributed beneficial ownership of the Class A shares held by ACC, he would beneficially own 42.1% of the Class A common stock.

(6)
This number does not include 2,520,252 shares of Class A common stock or 21,445,998 shares of Class B common stock owned by ACC, as to all of which Melissa Coors Osborn disclaims beneficial ownership. Melissa Coors Osborn is a director of ACC. The SEC does not require disclosure of these shares. This number includes options to purchase 7,400 shares of Class B common stock exercisable currently or within 60 days. If Melissa Coors Osborn were to be attributed beneficial ownership of the shares held by ACC, she would beneficially own 42.1% of the Class A common stock and 12.2% of the Class B common stock.

(7)
This number includes 1,857,476 Class A shares (or shares directly exchangeable for Class A shares) directly owned by Pentland Securities (1981) Inc. (Pentland) and 667,058 shares directly exchangeable for Class A shares directly owned by 4280661 Canada Inc. Pentland is the sole owner of 4280661 Canada Inc. This number also includes 2,520,252 shares of Class A common stock owned by ACC due to shared voting power resulting from the Voting Agreement. The address for each of Pentland and 4280661 Canada Inc. is 335 8th Avenue S.W., 3rd Floor, Calgary, Alberta, Canada, T2P 1C9.

(8)
This number includes 3,449,132 Class B shares (or shares exchangeable for Class B shares) directly owned by Pentland. Lincolnshire Holdings Limited (Lincolnshire) owns 64% of Pentland, and Eric Molson is the sole owner of Lincolnshire, so this number also includes 71,280 shares directly exchangeable for Class B shares directly owned by Lincolnshire and 883,234 shares directly exchangeable for Class B shares directly owned by 4198832 Canada Inc. (of which Lincolnshire is the sole owner). The address for each of Lincolnshire Holdings Limited and 4198832 Canada Inc. is 335 8th Avenue S.W., 3rd Floor, Calgary, Alberta, Canada, T2P 1C9.

(9)
This number includes 3,449,600 Class B shares (or shares exchangeable for Class B shares) directly owned by Pentland, which shares are included as a result of arrangements under the Amended and Restated Stockholders Agreement dated as of February 9, 2005, between Lincolnshire Holdings Limited, Nooya Investments Limited, Pentland, 4280661 Canada Inc., Eric Molson and Stephen Molson, with respect to the securities held by, and governance of, Pentland. The address for Andrew Molson is c/o Res Publica Consulting Group, 2001 McGill College Avenue, Suite 800, Montréal, Québec H3A 1G1.

(10)
This information is derived exclusively from Amendment No. 4 to Schedule 13G filed jointly by FMR LLC and affiliated entities (Fidelity Management & Research Company, Edward C. Johnson 3d, Strategic Advisers, Inc., Pyramis Global Advisors, LLC, Pyramis Global Advisors Trust Company and Fidelity International Limited) with the U.S. Securities & Exchange Commission on February 13, 2008 reporting on beneficial ownership as of December 31, 2007. Addresses for the FMR entities are: FMR LLC, Fidelity Management & Research Company and Strategic Advisers, Inc.: 82 Devonshire Street, Boston, Massachusetts 02109; Pyramis Global Advisors, LLC and Pyramis Global Advisors Trust Company: 53 State Street, Boston, Massachusetts 02109; Fidelity International Limited: Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda.

(11)
This information is derived exclusively from a Schedule 13G filed by Capital Research Global Investors with the U.S. Securities & Exchange Commission on February 11, 2008 reporting on beneficial ownership as of December 31, 2007. The address for Capital Research Global Investors is 333 South Hope Street, Los Angeles, CA 90071.

(12)
This number includes currently exercisable options to purchase 1,664,727 shares of Class B common stock.

(13)
This number includes currently exercisable options to purchase 160,666 shares of Class B common stock.

(14)
This number includes currently exercisable options and options exercisable within 60 days to purchase 110,666 shares of Class B common stock.

(15)
This number includes currently exercisable options to purchase 16,667 shares of Class B common stock.

(16)
This number includes currently exercisable options to purchase 814 shares of Class B common stock.

(17)
This number includes currently exercisable options to purchase 2,880 shares of Class B common stock.

(18)
This number includes currently exercisable options to purchase 8,500 shares of Class B common stock.

(19)
This number includes currently exercisable options to purchase 10,000 shares of Class B common stock.

(20)
This number includes currently exercisable options to purchase 5,760 shares of Class B common stock.

(21)
This number includes currently exercisable options to purchase 10,000 shares of Class B common stock.

(22)
This number includes currently exercisable options to purchase 6,336 shares of Class B common stock.

MANAGEMENT AND EXECUTIVE COMPENSATION

Executive Officers

        The following persons, as of April 1, 2008, hold the executive officer positions at Molson Coors set forth opposite their names:

Name	Age	Office, Business Experience, Public Company Directorships Held
Leo Kiely	61	See "Election of Directors" above.
Peter H. Coors	61	See "Election of Directors" above.
Timothy V. Wolf	54
		Global Chief Financial Officer. Mr. Wolf serves as Vice President and Chief Financial Officer (global) of Molson Coors, a position he has held since February 2005. From 1995 until February 2005, he held comparable positions at Adoph Coors Company. Prior to his service with Coors and Molson Coors, he served as Senior Vice President of Planning and Human Resources for Hyatt Hotels Corporation from 1993 to 1994 and in several executive positions for The Walt Disney Company, including Vice President, Controller and Chief Accounting Officer, from 1989 to 1993. Prior to his experience at Disney, he spent 10 years in various senior financial planning, strategy and control roles at PepsiCo. He currently serves on the Board of Xcel Energy Inc. and various other non-profit Boards.
Kevin T. Boyce	52
		President and Chief Executive Officer, Molson Canada. Mr. Boyce joined Molson in 2004 as President and Chief Operating Officer, North America after almost 20 years with Unilever, a consumer products company. At Unilever, he held several positions, including President and Chief Executive Officer, Unilever Cosmetics International from 2003 to 2004, President and Chief Executive Officer, Unilever Canada from 2000 to 2003, and President of Good Humor Breyer's ice cream division of Unilever prior to May 2000.
Ralph P. Hargrow	55
		Global Chief People Officer. Mr. Hargrow joined Molson Coors in 2005. From 1999 to 2004 he served as Senior Vice President, Administration, Human Resources, Product Research & Development and Quality for International Multifoods Corporation, a manufacturer and marketer of branded consumer foods and foodservice products. Before that he served as Senior Vice President Human Resources & Administration for Rollerblade, Inc. He also held senior management positions at Ryder Aviall, Duquesne Light Company, Harah Inc., and Xerox Corporation.
Mark Hunter	45
		President and Chief Executive Officer, Coors Brewers Limited. Mr. Hunter served as chief commercial officer of Molson Canada from May 2005 to October 2007. From 1997 to 2005, he served as marketing director of Bass Brewers Ltd., which was acquired by Coors Brewing Company, a wholly owned subsidiary of the Company, in 2002 and renamed Coors Brewers Limited.
Martin L. Miller	45
		Global Controller. Mr. Miller joined Molson Coors in 2005. Before joining Molson Coors, he worked for the Coca-Cola Company for eleven years—ten of which he was on international assignment as Divisional Chief Financial Officer for several Asian and European Divisions. From 1985 to 1994, Mr. Miller held management positions with Price Waterhouse and Coopers & Lybrand. He spent two of those years in the National Office Accounting & SEC Directorate and International Capital Markets Group.

Cathy Noonan	51
		Global Chief Shared Services Officer. Ms. Noonan has served in this capacity since 2005. From 1999 to 2005 she was Molson's Senior Vice President, Global Costs. Before that, she was Senior Vice President, Planning of Hudson's Bay Company, Canada's largest department store retailer, and, from 1996 to 1998, she was Vice President, Logistics for Maple Leaf Meats, a meat products company.
David Perkins	55
		President, Global Brand and Market Development. Mr. Perkins was appointed President, Global Brand and Market Development, in March 2008. He previously served as Chief Global Strategy and Commercial officer since 2005. Before that, he served as Molson's Chief Market Development Officer and President of Molson USA. He also served as President of Ontario West (2000), President, Ontario & Atlantic region (1995), Senior Vice President, Marketing, National (1992), Vice President, Business Director, Marketing, National (1989) and several other key positions within Molson beginning in 1981.
Peter Swinburn	55
		President and Chief Executive Officer, Coors Brewing Company. Mr. Swinburn was appointed President and Chief Executive Officer of Coors Brewing Company in October, 2007. He previously served as President and Chief Executive Officer, Coors Brewers Limited, a division of Molson Coors Brewing Company, since 2005. Before that, he served as President and Chief Executive Officer, Coors Brewing Worldwide and Chief Operating Officer of Coors Brewers Limited from Coors' acquisition of Coors Brewers Limited in February 2002 until May 2003. Prior to Coors acquiring Coors Brewers Limited, Mr. Swinburn was Sales Director for Bass Brewers (the predecessor entity to Coors Brewers Limited) from 1994 to 2002.
Gregory L. Wade	59
		Global Chief Supply Chain Officer. Dr. Wade has served in this capacity since 2007. Before that, he was Global Chief Technical Officer from 2005, and Molson's Senior Vice President, Quality Brewing. Prior to 2001, when he joined Molson, he was Corporate Vice President and Vice President, R&D / QA / Engineering/Safety and Purchasing, with Vlasic Foods International. From 1974 to 1998, he held several management positions with Campbell Soup Company, culminating with Senior Director, R&D/QA international grocery division.
Samuel D. Walker	49
		Global Chief Legal Officer and Corporate Secretary. Mr. Walker has served in these capacities since 2005. Before that, he was Chief Legal Officer, U.S. & Worldwide and Group Vice President at Coors Brewing Company, a subsidiary of the Company. Before joining the Company in 2002, Mr. Walker was a partner for ten years at the Washington, D.C. law firm of Wiley Rein LLP, handling trial and non-trial matters. He also has served in a variety of U.S. government positions. From 1990 through 1992, Mr. Walker ran the U.S. Department of Labor's Employment Standards Administration, and also held a sub-cabinet position in the U.S. Department of Education. Mr. Walker also serves as Chief Compliance Officer.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        In this section we describe the compensation of our named executive officers. This section also provides a perspective on our compensation policies and a guide to the executive compensation tables on pages 36 through 52 of this proxy statement. Our "named executive officers" are the executive officers listed in the Summary Compensation Table on page 36.

Global Total Rewards Strategy

        We have adopted a global total rewards policy to guide our executive and employee compensation programs. This policy was adopted in 2005 when Molson Inc. and Adolph Coors Company merged to create a significantly larger and more complicated multi-national enterprise than prior to the merger.

        Our strategy for annual compensation rests on three propositions derived from best practices and internal discussions related to driving global growth within our industry:

  •
  We will be competitive with compensation within our normalized peer group, enabling us to attract and retain top talent in the countries in which we do business.

  •
  Executive compensation will be primarily performance-based with incentive pay for named executive officers based on financial and business performance.

  •
  We will create incentives to grow the Company and to build market share.

        Further, we strive to create commonality and equality in our approach to compensation in order to create an efficient and fair working relationship between peers. Specifically:

  •
  To create a cohesive management team, we focus on a common approach to base salary, bonus opportunity and long-term incentive grant values for our top executives, including the named executive officers, while acknowledging that benefits and perquisites are driven by home country practice and law.

  •
  We aim to uphold internal equity in salary and incentives between U.S., Canadian and U.K. counterparts so as to encourage cross-border mobility within our workforce.

  •
  Beyond compensation opportunities, actual total compensation is differentiated among individuals based on individual performance.

        In 2007 the Committee reviewed this strategy and determined to keep it in place for 2008.

  Executive Officer Compensation Within the Global Total Rewards Strategy

        Our executive officers are paid a base salary and have opportunities to earn annual and long-term incentives based on performance. They also participate in retirement and welfare benefit arrangements on the same basis as other employees, and are entitled to certain perquisites and deferred compensation, including non-qualified supplemental executive retirement plans.

        Within the global total rewards strategy, the percentage of pay that consists of at-risk performance-based pay increases with increased levels of responsibility. For our named executive officers, the structure of our annual compensation package is consistent with the compensation structure at our peer companies, and is structured so that 20% to 30% is base salary. The balance of the global total rewards package at more senior levels of leadership focuses on a combination of short and long-term incentives, consistent with our peers. Short and long term awards are based on important financial measures and on the value of our common stock, which helps us drive and reward the performance of Molson Coors, our business units and our people. Individual performance is also a factor in setting compensation. This mix of fixed and variable, short term and long term compensation is designed to motivate and reward both short term performance toward designated financial objectives and longer term strategic performance to increase stockholder value. The long term performance compensation and the retirement benefits also provide a retention incentive.

Authority Over and Responsibility for Executive Compensation

  Role of the Compensation and Human Resources Committee

        The Compensation and Human Resources Committee of the Board of Directors (the Committee) is responsible for setting compensation for senior management other than the Chief Executive Officer (CEO) and the Vice Chairman of the Board and Executive Chairman of Coors Brewing Company (Vice Chairman). The Committee recommends the compensation of these individuals for approval by the full board. The Committee met four times in person and three times telephonically in 2007. They met in executive session six times during these meetings.

  Role of the Board of Directors

        The full Board of Directors, with recommendations from the Committee and the compensation consultant, participates in setting the objectives and goals for the CEO and in a formal evaluation of his performance. The full Board, on the recommendation of the Committee, approved in executive session, sets the salary, target annual incentive, and LTIP award value of the CEO and the Vice Chairman of the Board.

  Role of Compensation Consultant

        We have retained the firm of Compensation Strategies, Inc. to advise the Committee and management in the development, implementation, and evaluation of the Company's executive and director compensation policies. Our CEO and Global Chief People Officer, with input from Compensation Strategies, Inc. provide reviews and recommendations for the Committee's consideration and also administer and manage the compensation program. This input includes reports relating to the effectiveness and competitiveness of our compensation policies and programs, and recommended pay levels for the executive officers based on market data. Compensation Strategies does no work for us other than advising on executive compensation.

        At the invitation of the Committee, Compensation Strategies, Inc. attends some, but not all Committee meetings. They meet with the Committee in executive session to discuss the compensation of our CEO and Vice Chairman.

  Role of Chief Executive Officer in Setting Executive Compensation

        Our CEO is actively engaged in setting executive compensation (other than his own and the Vice Chairman's). Each year, a base salary increase target is set, benchmarking the 50th percentile level of salary adjustments shown in our market data. Our CEO recommends salary adjustments for the executive leadership team, including Messrs.Wolf, Swinburn and Boyce, based on individual performance evaluations (above target, on target, or below target) and his assessment of individual performance, keeping the aggregate annual increases within the budget. The recommendations are reviewed and approved by the Committee after discussion and adjustment, if appropriate.

        Similarly, although the long-term incentive awards for named executive officers are targeted at an aggregate dollar amount for each executive, our CEO adjusts the recommended actual grant level and the recommended mix among LTI award types, depending on his assessment of each individual, including his assessment of individual effectiveness for the prior year. The adjusted grants are recommended to the Committee for discussion and approval.

Important Factors Affecting Compensation Decisions

        Joint Venture.    On December 20, 2007, the Company entered into a Joint Venture Agreement with SABMiller plc for the combination of the U.S. and Puerto Rico operations of their respective subsidiaries, Coors Brewing Company and Miller Brewing Company, into MillerCoors LLC, the joint venture the Company announced on October 9, 2007. The closing of the transaction is subject to obtaining clearance from U.S. competition authorities, certain other regulatory clearances and any required third-party consents but remains on track for a mid-2008 closing. Upon the closing of the Joint Venture, our CEO will become the CEO of the Joint Venture and his future compensation will be determined by the Joint Venture's Board of Directors.

        Peer Group.    Our annual compensation review includes an analysis of data comparing our executive compensation levels to those of a peer group. Throughout 2007, the Committee-approved peer group consisted of the following publicly-held food and beverage companies. This is the same peer group as for 2005 and 2006:

Anheuser-Busch Brown-Forman Campbell Soup ConAgra Constellation Brands Cott Corporation	Dean Foods DelMonte Fortune Brands General Mills H.J. Heinz Hershey	Kellogg Ralcorp Holdings Smuckers Tootsie Roll Wrigley

        Although the group includes companies significantly larger and smaller than the Company based on revenues and market capitalization, the Company is toward the middle of the group, measured by either revenues or market capitalization. All members of the peer group are food and beverage companies that rely on discretionary consumer spending. The Committee selected this peer group as representative of the companies most like the Company in the nature of the challenges those companies face, and their similarity to the Company in terms of drawing from the same talent pool.

        Benchmarking.    At the direction of the Committee, our compensation consultant uses statistical regression analyses based on market capitalization and revenues to develop size-adjusted ranges of competitive pay, including for our named executive officer positions. We assess the competitiveness of the overall compensation program for our senior executives by benchmarking against both this adjusted peer group data and general survey data including the Towers Perrin executive compensation database and the Hewitt executive compensation database.

        The Committee has established an overall guideline of benchmarking base compensation at the 50th percentile. Actual executive salaries are set with reference to specific market data for comparable positions, and vary by person based on criticality of role, individual performance, and tenure. Variable or incentive-based pay is targeted at the 75th percentile for short-term (annual) incentives. Long-term incentive pay for the named executive officers other than the CEO and the Vice Chairman, is set at the same dollar level, based on the 75th percentile of a blend of all comparable executive positions. For Mr. Kiely, the target is set based on adjusted peer group compensation for the CEO position. For Mr. Coors the target is set at 80% of Mr. Kiely's target.

        Compensation For Mr. Coors.    As both Vice Chairman of the Board of Directors of the Company and Executive Chairman of Coors Brewing Company, Mr. Coors has a broader range of executive responsibility than any other executive officer, except the CEO. There are no direct peer comparisons for the role Mr. Coors plays at the Company. Mr. Coors does not draw compensation for serving as Vice Chairman of the Board. The director compensation he might have earned is taken into account in setting his compensation as Executive Chairman of Coors Brewing Company. The Committee recognizes that Mr. Coors, as a member of one of the two shareholding families with the largest interests in the Company, has personal motivations to stay with the Company whether or not he receives compensation designed for retention. Nevertheless the Committee recommends Mr. Coors' salary in line with, and somewhat below the pay of our CEO to maintain peer equity within the Company. For performance compensation, Mr. Coors' targets are generally set at 80% of the CEO.

        Compensation Elements in Context.    The compensation consultant provides the Committee information about each element of each executive officer's annual compensation, including current base salary, incentive compensation, benefits and perquisites. The Committee uses this information to determine whether sufficient retention incentives are in place and to compare overall market placement. Much of this information is reflected in the tables on pages 36 though 52 of this proxy statement. Current levels of compensation are a more significant factor in compensation decisions than the compensation accumulated by the executive officer over time. However, the Committee takes into account the effect on annual bonus and long-term incentive compensation when setting the executive officer's salary. We seek to reward current performance toward the Company's goals.

        Cost.    We intend to pay for performance, but the Committee considers the expense of the compensation and benefits in relation to the Company's budget and financial performance. Management provides the Committee information relating to the anticipated costs that will be incurred as a result of proposed compensation decisions and this information is a significant factor to the Committee.

  Tax and Accounting Considerations.

        Deductibility.    As a public company, we are not allowed a tax deduction for compensation paid to certain of our named executive officers in excess of $1 million during the year, except for performance-based compensation. The Committee reviews the requirements for performance-based compensation and structures annual bonus and long-term incentive compensation to be eligible to qualify as performance-based compensation. Nonetheless, the Committee believes its primary goal is the design of compensation strategies that further the best interests of Molson Coors and its stockholders. As a result, there have been and there likely will be additional circumstances where the Company pays compensation that is not fully deductible. The Committee intends all 2007 compensation to be deductible. The Committee is reviewing the terms of agreements that may provide for payment of a performance-based bonus on certain terminations of employment in order to evaluate whether the agreements should be revised to preserve deductibility.

        Excise Tax on Deferred Compensation.    The Committee is reviewing all plans, programs and agreements that may be determined to provide non-qualified deferred compensation. The Committee contemplates amending the plans, programs and agreements as appropriate so that they do not unintentionally trigger excise taxes and other penalties on employees, including our executive officers.

        Effect of Accounting.    The Committee also considers the effect of accounting treatment in determining appropriate forms of compensation. For example, the requirement to expense options caused the Committee to reduce the number of employees receiving options, in order to manage costs. The Committee's decision to reduce the use of stock options was based upon three goals: (1) reducing stockholder dilution; (2) focusing long-term incentive compensation on Company performance; and (3) managing the costs to the Company of its long-term incentive program under the Statement of Financial Accounting Standards No. 123R "Share-Based Payment" (SFAS 123R). While the new stock only stock appreciation rights require potentially larger charges than options, the accounting cost matches more closely with the actual payments to grantees than with cash-based long-term awards.

Elements of Executive Compensation and Committee Actions

        The primary elements of our executive compensation program are base salary, annual bonus and long-term incentive compensation. We also provide retirement benefits, executive perquisites, severance, and change in control benefits.

        Base Salary.    We provide base salary so that our named executive officers have regular income to cover day-to-day financial obligations, at a level that is competitive with those at our peer companies. Base salary adjustments are part of the annual overall compensation review which occurs early each year. Salary increases are based on the individual's performance review, his or her salary relative to external and internal peers and the Company's budget for salary increases. Based on this review process, the Committee approved salary increases for the executive officers other than Mr. Kiely and Mr. Coors of approximately 4%. The Committee recommended, and the Board approved, an increase of 4.7% for Mr. Kiely for 2007, increasing his base salary to $1,000,000, which is below the adjusted 50th percentile of the peer group. The committee recommended, and the Board approved, an increase of 3.1% for Mr. Coors for 2007, increasing his annual base salary to $825,000. Column (c) of the Summary Compensation Table on page 36 provides information on salaries earned by the named executive officers in 2007.

        Annual Bonus.    Our annual bonus plan is called the Molson Coors Incentive Plan (MCIP). Under our MCIP, each executive officer has a target bonus opportunity equal to a percentage of base salary. For 2007, the target percentages are determined based on the overall 75th percentile of annual bonuses paid for the executive position based on peer group data. For 2007, the target percentage was 100% for Mr. Kiely, 80% for Mr. Coors, and 75% for each of the other named executive officers, which is consistent with the adjusted peer group data, and our compensation approach for Mr. Coors. The actual bonus amount can range from zero to 200% of the target, depending on performance. For Messrs. Kiely and Wolf, the bonus is based 100% on global performance of the Company. For Mr. Coors, the bonus is based 100% on the performance of Coors Brewing Company. For Messrs. Swinburn and Boyce, it is based 25% on global performance of the Company and 75% on business unit performance.

        The structure and financial performance targets for the MCIP are established by the Committee based on recommendations from the CEO and the Chief Global People Officer. We emphasize pay for performance and also recognize continuing industry competition. For 2007, the MCIP performance targets were based on Company-wide pre-tax earnings, business unit pre-tax earnings, and volume growth relative to market (i.e., increase in market share). The MCIP is intended to reward short term performance that will translate into long-term impact. Thus, transactions that result in a one-time charge to or increase in earnings, and cash-generating changes (accounts receivable, accounts payable and inventory) are excluded in calculating pre-tax earnings for bonus purposes. The chart below shows the extent to which named executive officer annual incentives are based on Company-wide and business unit performance.

Name	Company-wide	Business Unit
Mr. Kiely	100%	0%
Mr. Wolf	100%	0%
Mr. Coors	0%	100%
Mr. Swinburn	25%	75%
Mr. Boyce	25%	75%

        Actual awards may range from zero to 200% of target depending on performance with 50% of the target bonus payable at threshold. In 2007, to emphasize pay for performance, the Committee raised threshold performance, below which no annual incentive is earned, from 50% to 90% of target and determined to cap annual incentives at 175% of target for any business unit that did not meet its volume growth targets, or for the portion of the annual incentive based on Company-wide performance, if the aggregate volume growth targets were not met.

        For 2007, the target goals were as follows:

	Pre-tax Earnings	Volume Growth
Company-wide	$569.6 million	0.6% above market
Coors Brewing Company	$253.3 million	1.5% above market
Molson Canada	$505.4 million	0.25% above market
Coors Brewers Limited	$83.0 million	at market

        Based on 2007 performance*, bonuses awarded under the 2007 MCIP to the named executive officers were all above target The Grants of Plan-Based Awards Table on page 41 sets forth information on awards of cash, stock options, SOSARs and RSUs to each of the Company's named executive officers in 2007.

*
Pre-tax earnings for bonus purposes in 2007 of $654 million is defined as income from continuing operations before income taxes and minority interests of $534 million, adjusted for charges of $120 million of special and other one item items, net.

  Molson Canada earnings for bonus purposes in 2007 of $485 million is defined as pretax income of $427 million, adjusted for $58 million of special and other one-time items, net.

  Coors Brewing Company earnings for bonus purposes in 2007 of $295 million is defined as pretax income of $286 million, adjusted for $9 million of special charges, net.

  Coors Brewers Limited earnings for bonus purposes in 2007 of $96 million is defined as income from continuing operations before income taxes and minority interests of $82 million, adjusted for $14 million of special items, net.

        Long-Term Incentives.    We grant long-term incentive awards in furtherance of the desire for our compensation program to support our ability to motivate our executives to achieve our long term goal to grow the Company and build market share.

        The Company's long term incentive program for 2007 includes three forms of award:

  •
  Performance shares, which are earned if EBIT (earnings before interest and taxes, excluding exceptional items) objectives are met within five years. Performance shares were granted in 2006. No new grants will be made until goals are met or the five year performance period lapses. The EBIT target of $775 million was set in 2006 with the expectation that, with strong performance, the target could be satisfied in three years. For the named executive officers, performance shares represent 40% of the long-term incentive.

  •
  Restricted stock units (RSUs), which cliff vest in three years, subject to continuing employment and subject to acceleration in the event of a change in control and certain termination events. For the named executive officers, restricted stock units (valued at grant) represent 20% of the total long-term incentive and are granted annually. Thus, they represented one-third of the value of the long-term incentive awards granted in 2007.

  •
  Stock only stock appreciation rights (SOSARs), which vest in three equal annual installments beginning on the first anniversary of the grant date. For our named executive officers, SOSARs (valued at their Black-Scholes value) represent 40% of the value of the total long-term incentive, and are granted annually. Thus, they represented two-thirds of the value of the long-term incentive awards granted in 2007. Previously, we granted stock options for this portion of the long-term incentive. The reduction in stock option grants is intended to reduce stockholder dilution, better align long-term incentive compensation with Company performance, and manage costs of the long-term incentive program under SFAS 123R.

        The Committee sets guidelines for the aggregate target value of long-term incentive awards for Messrs. Kiely and Coors based on the peer group benchmark data. For other named executive officers, the target aggregate value for long-term awards was set based upon peer group benchmark data for the CFO position. All awards to the other named executive officers (including the CFO) are then granted with consideration of the performance and actual long-term, market pay competitiveness of each incumbent. This is in line with our goal of granting all business unit heads an equal opportunity in LTIP awards. These LTIP target values approximate 47% to 48% of the total compensation package of base salary, target annual incentive and target long-term incentive for the named executive officers other than Messrs. Kiely and Coors. For Messrs. Kiely and Coors, the target long-term incentive grants for 2007 represented 53%-55% of total compensation.

        See columns (f) and (g) of the Summary Compensation Table on page 36, columns (f) through (i) of the Grants of Plan-Based Awards Table on page 41 and the Outstanding Equity Awards Table on page 42 for more information on long-term incentive awards granted to the named executive officers.

        The specific numbers of RSUs and SOSARs granted to each individual are based on the prior year's performance and future potential. The 2007 grants are shown in the Grants of Plan-Based Awards table on page 41.

        We require participants in our long-term incentive awards program to agree that the awards will be forfeited and amounts received subject to recovery by the Company if the participant engages in conduct detrimental to the Company. Such conduct may include working for a competitor, improper use or disclosure of our confidential information or conduct damaging to the Company.

        In 2007 the Committee established levels of awards of RSUs to be granted to certain executives in recognition of their efforts with respect to the joint venture between the Company and SABMiller. These awards will be granted upon the consummation of the joint venture transaction, subject to the recipient's remaining employed through that date. The RSUs will cliff vest two years after grant. Upon consummation of the joint venture transaction, Mr. Wolf would be granted RSUs with a value of $284,000 with the exact number based on the closing price of Company stock on the date of grant. In March, 2008, the Board determined that Mr. Kiely would receive such an award of RSUs with a value of $1,000,000 with the exact number based on the closing price of Company stock on the date of grant.

        Retirement Benefits:    Executive officers participate in the same retirement, 401(k) and pension plans as do other salaried employees in their home country. Because U.S. tax rules limit the amount of compensation that may be taken into account and the total benefits that may be earned under the retirement plan, we maintain a non-qualified Supplemental Executive Retirement Plan (SERP) and a non-qualified excess benefit plan (Excess Benefit Plan) to provide those benefits without regard to these limits. Messrs. Kiely, Coors and Wolf participate in the SERP and the excess benefit plan. The SERP provides benefits based on compensation that exceeds the maximum amount that may be taken into account under the qualified plan, and the excess benefit plan provides benefits based on benefit accruals in excess of the maximum permitted benefits under the tax-qualified plan. In his employment agreement, we have agreed to provide a minimum SERP benefit to Mr. Kiely, as described more fully under Pension Benefits at 2007 Fiscal Year End. Mr. Boyce is also entitled to a Canadian SERP that supplements his Canadian pension. We have also agreed to provide salary continuation benefits in a lump sum upon retirement to Mr. Coors and special pension benefits for Mr. Swinburn, which are available to all employees at Coors Brewers Limited. Mr. Swinburn participates in the UK pension. He will participate in the US retirement plans, including the SERP and the Excess Benefit Plan, when his transition from Coors Brewing Limited to Coors Brewing Company is complete. We provide the supplemental retirement benefits because they provide retention value and because it is common among our U.S. peers with whom we compete for executive talent.

        We also maintain a non-qualified deferred compensation plan into which eligible employees may make elective deferrals. None of the named executive officers participates in the plan. See the Pension Benefits Table on page 45 and the Non-Qualified Deferred Compensation Table on page 48 for more information regarding the retirement benefits.

        Executive Perquisites:    We provide perquisites, or personal benefits, to our named executive officers as part of their compensation package. Depending on the country in which they work, our named executive officers may receive financial planning, automobile allowance, executive life insurance, country club dues and the value of sports tickets not used for business purposes. We provide these perquisites because they assist the executives to facilitate their financial planning, their travel, and their business entertainment. The sports tickets made available for personal use are unused tickets taken from season ticket packages we hold. These types of benefits are common among our peer companies. Amounts for executive life insurance and sports tickets are grossed up for tax purposes as described in footnote 5 of the Summary Compensation Table. See column (h) of the Summary Compensation Table for more information relating to perquisites we provided to the named executive officers in 2007.

        Employment Agreements.    We have employment agreements in place with Messrs. Kiely, Coors, Swinburn and Boyce. These employment agreements obligate us to pay severance benefits in the event of certain terminations of employment. (For Mr. Swinburn the obligation to pay severance takes the form, consistent with UK practice, of requiring 24 months' notice of termination.) None of the employment agreements contains special change in control protections. The material terms of these agreements are explained in the narrative accompanying the Summary Compensation Table on page 36.

        In 2008, the Committee made adjustments to Mr. Swinburn's employment agreement to reflect his appointment as CEO of Coors Brewing Company and the change of his personal residence to the U.S. as described on page 40 under "Material Terms of Employment Agreements." The Committee is considering what adjustments, if any, to make to Mr. Kiely's employment agreement when, if the joint venture with SABMiller is consummated, he becomes CEO of the joint venture. The Committee also made adjustments to the terms of Mr. Boyce's compensation in order to induce him to remain with us after he is eligible for retirement as described on page 39 under "Material Terms of Employment Agreements."

        Mr. Wolf is covered by a general severance program which will provide benefits in the event of involuntary termination. Mr. Wolf also participated in the Executive Continuity and Protection Program (ECPP) and received a payment under that program in 2007. The Company entered into these agreements and maintains the general severance program to secure and retain the services of those executives upon whom the Company's performance is dependent. The arrangements provide for certain levels of base salary, participation in annual and long term incentive programs, and severance benefits for the executives. The Company's obligations under the arrangements are considered by the Committee in its decision-making with respect to the compensation of these executives. For example, Messrs. Kiely and Coors are not eligible for the new change in control program (described below) because they are covered by employment agreements that contain adequate severance protection.

        Change in Control Benefits:    After careful analysis, the Committee adopted a Change in Control Protection Program (CIC Program) in 2007. The Committee adopted the CIC Program because we face intense competition for executive talent. Special severance benefits in the event of termination following a change in control are common within our peer group. Participation in the CIC Program allows our executives to focus on the business of the Company during impending transactions without the distraction of financial concerns over a loss of position after the transaction. Since these kinds of arrangements are so prevalent in our industry, the CIC Program serves to "level the playing field" when the survivor of a transaction is determining how to streamline executive and management ranks. For these reasons, the committee believes the CIC Program is critical for retention.

        The CIC Program is intended to provide benefits to participants if a change in control of the Company occurs and a participant's employment is terminated under certain circumstances within a certain period of time after the change in control. Executives designated by the Committee, including Messrs. Wolf, Swinburn and Boyce, are eligible to participate in the CIC Program. For those participating in the CIC Program, the CIC Program supersedes change in control provisions in individual employment agreements. As a condition of accepting participation in the CIC Program, eligible employees are required to enter into confidentiality and noncompete agreements in favor of the Company. The noncompete provisions of the CIC Program protect the Company whether or not a change in control occurs.

        The Committee, with the advice and recommendations of the compensation consultant, evaluated potential change in control scenarios and the change in control programs of the peer companies before choosing appropriate change in control triggers and the appropriate level of benefits. See pages 49 through 52 for a description of the change in control agreements discussion of the potential payments due to certain named executive officers in the event of a termination of employment prior to or after a change in control.

        Under the CIC Program a participant is entitled to certain benefits if he or she is terminated by the Company other than for cause (as defined in the CIC Program), death or disability, or if he or she resigns for good reason (as defined in the CIC Program) on or within a certain period of time (for named executives officers, two years) after a change in control of the Company (as defined in the CIC Program). These defined terms are described in the narrative to the Potential Payments Upon Termination or Change In Control Table on page 49. Benefits are also payable if a qualifying termination occurs up to 6 months prior to the change in control at the request of a third party involved in or contemplating a change in control of the Company.

Stock Ownership Guidelines

        We have stock ownership guidelines for our senior officers, including the named executive officers because the Board believes it is important for the leadership team to have a meaningful stake in the Company to further align management's interests with those of the stockholders. Under the guidelines, senior officers are to accumulate shares having a market value equal to a prescribed multiple of annual salary. For the CEO and the Vice Chairman, the multiplier is five. For each of the other named executive officers, the multiplier is three and for other executive officers of the Company, the multiplier is one or two, depending on the respective level. The officers have until 2011 (or if later, 5 years from commencing employment with us) to reach the requisite stock ownership level. Shares owned outright, including vested RSUs, the value of shares held through the Company's deferred compensation plans, and the projected after-tax value of unvested RSUs and performance shares are counted toward the goal. As of December 30, 2007, the CEO and the Vice Chairman had satisfied the guidelines.

Equity Granting Process

        Equity compensation grants to officers subject to Section 16 of the Securities Exchange Act of 1934 ("Section 16 Officers") and to non-employee Board members are made by the Committee at the May Committee meeting, to align with the stockholder meeting. This timing permits all actual equity awards to Board members as well as to management to be awarded concurrently and on the same per share market value. Individual recognition equity awards may be granted at other times during the year related to special events (joint ventures, extraordinary performance, etc.) Awards of stock options, SOSARs or other equity incentives to new officers and directors occur at the time of the person first becomes an officer. The Committee determined for 2007 and going forward to value grants and to set the strike price for SOSARs at the closing price of Company stock on the New York Stock Exchange on the date of grant, rather than at the average between the high and low prices. The Committee has determined to make equity grants at the regular meeting of the Committee in mid-May, one to two weeks after the release of first quarter earnings.

        We have no practice of timing equity grants to coordinate with the release of material non-public information, and we have not timed the release of material non-public information for the purpose of affecting the compensation of our named executive officers.

Restatement of Financials

        We consider it unlikely that misconduct or mistake by the Company or its employees will result in a restatement of its financial statements and the Committee has not developed a policy specifying the consequences with respect to past compensation payments or awards if such a restatement occurs. In the event of a restatement, the Committee will develop an appropriate response in relation to past compensation payments or awards.

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

        The Compensation and Human Resources Committee, comprised of independent directors, reviewed and discussed the above Compensation Discussion and Analysis (CD&A) with the Company's management. Based on the review and discussion, the Compensation and Human Resources Committee recommended to the Company's Board of Directors that the CD&A be included in these proxy materials.

SUBMITTED BY THE COMPENSATION AND HUMAN RESOURCES COMMITTEE

H. Sanford Riley (Chair)	Charles M. Herington
Rosalind G. Brewer	Pamela H. Patsley

        The following tables summarize the total compensation earned in 2007 by each of the named executive officers.

SUMMARY COMPENSATION TABLE FOR 2007

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)(6)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Leo Kiely, Chief Executive Officer(8)	2007 2006	985,000 945,000	2,691,534 2,383,449	2,086,342 1,474,914	2,000,000 1,655,750	0 50,607	196,920 172,488	7,959,796 6,682,208
Timothy V. Wolf, Senior Vice President Global & Chief Financial Officer(6)	2007 2006	590,560 539,000	582,592 482,371	725,070 209,836	851,760 704,813	0 46,100	144,259 980,871	2,894,241 2,962,991
Peter H. Coors, Vice Chairman of the Board; Executive Chairman, Coors Brewing Company(8)	2007 2006	816,667 829,000	1,469,508 1,069,822	1,506,387 964,862	1,320,000 780,800	0 0	85,978 68,189	5,198,540 3,712,673
Peter Swinburn, President & Chief Executive Officer, Coors Brewing Company(7)	2007 2006	691,642 613,018	455,233 354,550	818,138 521,893	674,827 704,165	0 1,312,262	39,702 23,920	2,679,542 3,529,808
Kevin T. Boyce, President & Chief Executive Officer, Molson Canada(7)	2007 2006	664,554 592,901	455,233 354,550	366,972 118,407	620,355 815,130	153,466 83,887	92,966 72,985	2,353,546 2,037,860

(1)
Represents the compensation costs of RSUs and performance shares recognized for financial reporting purposes for the year under Statement of Financial Accounting Standards No. 123R "Share-Based Payment" (SFAS 123R) for 2007, and not amounts actually received by the named executive officers. See "Note 14. Share-Based Payments—Stock Option, Restricted Stock and Other Stock Awards" to the Company's consolidated financial statements set forth in the Company's Form 10-K for the year ended December 30, 2007 (the "2007 10-K") for the assumptions made in determining SFAS 123R values.

(2)
Represents the compensation costs of outstanding stock options and SOSARS, recognized for financial reporting purposes for the year under SFAS 123R, and not amounts received by the named executive officers. See "Note 14. Share-Based Payments—Stock Option, Restricted Stock and Other Stock Awards" to the Company's consolidated financial statements set forth in the 2007 10-K for the assumptions made in determining SFAS 123R values. The SFAS 123R value as of the date of grant for options is spread over the number of months of service required for the grant to become non-forfeitable. For retirement eligible grantees (Messrs. Kiely, Coors and Swinburn) the entire amount is expensed in the year of grant.

(3)
Represents annual incentive amounts earned by the named executive officers under the Molson Coors Incentive Plan (MCIP). The MCIP is discussed in further detail on page 30 under "Annual Bonus". For 2006, the amounts shown include both the 2006 MCIP and with respect to each of the named executive officers other than Mr. Coors, and the 2006 Free Cash Flow Incentive Plan (FCFIP).

(4)
The amounts shown in column (g) include change in pension value under the tax-qualified pension plan and the SERP only, as no preferential earnings on deferred compensation were credited during 2007. Assumptions used to calculate the change in pension value can be found in "Note 16. Employee Retirement Plans" to the Company's consolidated financial statements in its 2007 10-K. Mr. Swinburn has pension benefits provided by the Coors Brewers Limited Defined Benefit Plan in the U.K. During the past 12 months, the Company made changes to assumptions for discount rates, salary inflation and life expectancies. These changes in assumptions combined with changes in the exchange rate resulted in a $89,053 reduction in Mr. Swinburn's pension value.

(5)
The amounts shown under "All Other Compensation" include the following*:

	Executive Life Insurance	Financial Planning	Long-Term Disability Insurance	401(k) Match	Sports Tickets	Car Allowance	Other	Tax Gross-Up
Mr. Kiely	$106,244	Yes	Yes	Yes	Yes	No	No	$52,721
Mr. Wolf	Yes	Yes	Yes	Yes	Yes	No	$100,416	Yes
Mr. Coors	$30,601	Yes	Yes	Yes	Yes	No	Yes	$19,813
Mr. Swinburn	No	No	No	No	No	Yes	Yes	No
Mr. Boyce	Yes	Yes	Yes	No	Yes	$25,016	$36,903	Yes

  *
  Amounts indicated as "yes" are aggregate incremental costs that are less than the greater of $25,000 or 10% of the total amount of perquisites and personal benefits. Mr. Wolf earned a retention bonus of $100,416 under the ECPP. Mr. Swinburn also received phone rental, healthcare and product allowances. There is no specific premium for life insurance for Mr. Swinburn because this cost is embedded within the overall cost of providing pensions. Mr. Boyce received employer contributions to qualified and non-qualified Canadian defined contribution plans of $36,903 and club dues. The following table provides additional information about the amounts that appear in the "Tax Gross-Up" column in the table above:

Name	Gross-Up of Executive Life Insurance($)	Gross-Up of Spousal Travel($)	Gross-Up of Sports Tickets($)	Total Gross-Up Amounts($)
Mr. Kiely	52,325	—	416	52,741
Mr. Coors	15,071	2,619	2,123	19,813

  The sports tickets made available for personal use are unused tickets taken from season ticket packages held by the Company. Mr. Coors received a gross-up of taxes associated with spousal travel for attendance at Board functions.

(6)
Mr. Wolf earned $939,786 in 2006 and $100,416 in 2007 under the retention bonus provisions of the ECPP. This program was established in 2005 following the merger to compensate those officers who chose not to exercise their rights under then existing change in control agreements, but rather to continue serving as officers of the Company.

(7)
Mr. Swinburn became President and CEO of Coors Brewing Company on December 1, 2007. Prior to that he was President and CEO of Coors Brewers Limited. As President and CEO of Coors Brewers Limited., he was a U.K. resident and paid in British pounds. Mr. Boyce is a Canadian resident paid in Canadian dollars. The amounts set forth in the table reflect conversion of the compensation amounts into U.S. dollars as follows: for amounts paid throughout the year, an average exchange rate was used (2.0015 British pounds: $1; 0.9356 Canadian dollars: $1); for bonuses, the exchange rate on March 13, 2008, the date of payment of U.S. bonuses, was used (2.0311 British pounds: $1; 1.01616 Canadian dollars: $1); and for pension-related amounts, the exchange rate at fiscal year end was used (1.9843 British pounds: $1; 1.01204 Canadian dollars: $1), except that the average annual exchange rate was used to calculate employer contributions to qualified and nonqualified deferred contribution plans for Mr. Boyce.

(8)
Messrs. Coors and Kiely receive compensation pursuant to their respective employment agreements with respect to their status as employees of the Company. Both Messrs. Coors and Kiely also serve on the Board of Directors of the Company but neither is separately compensated as a director except that fees Mr. Coors would receive in his capacity as Vice Chairman of the Board of Directors are taken into account in setting his compensation as an employee of the Company. Mr. Coors' spouse occasionally accompanies him to Board functions and the cost paid by the Company is reflected in "All Other Compensation" in the Summary Compensation Table because Mr. Coors is not separately compensated as a director. Their relationship to the Company is discussed in further detail on page 55 under "Certain Transactions and Relationships."

Narrative to the 2007 Summary Compensation Table

        The amounts shown in the Summary Compensation Table include base salary, annual bonuses, long term incentive amounts, benefits and perquisites as described more fully in "Compensation Discussion and Analysis." The amounts shown in the column entitled "Non-Equity Incentive Plan Compensation" include amounts earned under the MCIP for 2007. The narrative description of the other information in the Summary Compensation Table is provided in the remaining tables.

        The MCIP is the Company's annual bonus plan that pays out if the performance metrics of pre-tax earnings and volume growth relative to the market are met during the year. The Company's long term incentives include performance shares (granted in 2006) that are earned if performance metrics are met within five years, annual grants of RSUs that vest on third anniversary of the grant and annual grants of SOSARs that vest in equal annual installments over three years.

  Material Terms of Employment Agreements

        The Company has employment agreements in place with Leo Kiely, the Chief Executive Officer of the Company, Peter H. Coors, Vice Chairman of the Company and Executive Chairman of Coors Brewing Company, Kevin T. Boyce, President and CEO of Molson Canada, and Peter S. Swinburn, President and CEO of Coors Brewers Limited prior to December 1, 2007 and President and CEO of Coors Brewing Company effective December 1, 2007. In addition, Mr. Coors is covered under a Salary Continuation Agreement dating from 1987. Certain executive officers of the Company, including Timothy V. Wolf, our Global Chief Financial Officer, received payments under the Executive Continuity and Protection Program (ECPP) during 2007 described in the "Compensation Discussion and Analysis".

        Kiely Employment Agreement.    Mr. Kiely's employment agreement took effect on June 27, 2005 (the Effective Date) and has an initial term of three years. On each anniversary of the Effective Date, the term automatically extends to a date three years from the anniversary, unless at least six (6) months prior to the anniversary, the Company gives notice to Mr. Kiely that his employment agreement will not be extended. The agreement provided for an initial base salary of $925,000 per year for 2006, which was increased to $1,000,000 and $1,100,000, for 2007 and 2008, respectively. Mr. Kiely also is eligible for an annual target bonus of at least 100% of his base salary and to receive cash and/or equity awards under the Company's Incentive Compensation Plan commensurate with his position and consistent with such awards granted to senior executives of the Company, and to participate in plans and programs made available generally to our senior executives. The Company granted Mr. Kiely 120,000 RSUs (post-stock split) on approximately the Effective Date (the Retention Award) as consideration for Mr. Kiely's continued employment with the Company, and for agreeing to waive any rights under his change in control agreement that were triggered as a result of the Molson Coors merger. The RSUs vest in three equal annual installments on the anniversary of their date of grant. The RSUs will not be settled until 6 months after Mr. Kiely's termination of employment. The agreement also provides that as further consideration for Mr. Kiely agreeing to waive any rights under his change in control agreement and remain with the Company, the aggregate annual benefit payable to him at age 62 under the Company's defined benefit retirement plans will not be less than $250,000 (provided that such amount will be reduced in the event that the payment commences prior to age 62).

        The agreement, as amended in 2007, also provides that in the event that Mr. Kiely's employment is terminated by the Company for reasons other than for "cause" or by Mr. Kiely for "good reason," the Company will pay Mr. Kiely:

  •
  accrued and unpaid amounts earned by Mr. Kiely until the date of termination;

  •
  base salary through the end of the year in which the termination occurs and a target bonus for the year in which the termination occurs;

  •
  the product of (x) three and (y) the sum of Mr. Kiely's annual base salary and his target bonus; and

  •
  75% of Mr. Kiely's then annual base salary in lieu of benefit continuation.

        Upon such termination, all restrictions on awards of restricted stock or RSUs and other stock-based awards (other than stock options) will be cancelled and such awards will vest and any stock options and other equity awards that were scheduled to vest within 36 months after such termination will also vest.

        Under the employment agreement, "cause" will arise in the event of conviction of certain crimes, commission of certain illegal acts or breaches of the code of conduct, or willful failure to perform duties. "Good reason" will arise if the Company materially breaches the agreement in any of several specified ways, such as by demoting Mr. Kiely, failure to pay him as promised, or failure to assign the agreement to a successor.

        The agreement provides that the Company will make additional payments to Mr. Kiely to offset the golden parachute excise taxes imposed pursuant to Section 4999 of the Internal Revenue Code on payments otherwise payable under the agreement; provided the Company may instead reduce the payments by up to 10% if such reduction would avoid the imposition of golden parachute excise taxes.

        In conjunction with entering into the employment agreement, Mr. Kiely entered into a confidentiality and non-competition agreement with the Company that applies during the term of his employment with the Company and for a period of 12 months thereafter.

        Coors Employment Agreements.    We also entered into an employment agreement with Mr. Coors which took effect on June 27, 2005 (the Effective Date) and has substantially the same terms as the agreement with Mr. Kiely (as amended in 2007) including severance, except that, Mr. Coors has a base salary of $800,000, which was increased to $825,000 and $850,000, for 2007 and 2008, respectively, and a target bonus percentage of 80% of his annual base salary. Mr. Coors received 80,000 RSUs (post-stock split) on approximately the Effective Date, which vest over a five year period, as consideration for relinquishing his rights under his pre-merger change in control agreement. The RSUs will not be settled until 6 months after Mr. Coors' termination of employment.

        In conjunction with entering into the employment agreement, Mr. Coors also entered into a confidentiality and non-competition agreement with the Company. The agreement contains substantially the same terms and conditions as the confidentiality and non-competition agreement between Mr. Kiely and the Company described above.

        The predecessor to the Company entered into a Salary Continuation Agreement with Mr. Coors in 1987, which was amended to make Coors Brewing Company responsible when Mr. Coors joined Coors Brewing Company in 1991. Under the Salary Continuation Agreement and Mr. Coors' payment election, Mr. Coors is entitled to receive a lump sum payment upon retirement that is the actuarial equivalent of a monthly payment for life beginning at retirement equal to 30% of his base salary in effect at retirement, including officers' fees and disregarding any reductions for employee contributions to a 401(k) plan or a Section 125 plan. The salary continuation benefit became nonforfeitable when Mr. Coors reached age 55. The agreement also includes provisions for accelerated payout in the event of a sale or other disaffiliation of Coors Brewing Company from the Company.

        Boyce Employment Agreement.    Mr. Boyce's employment agreement took effect on February 6, 2004. The agreement provides for an annual base salary which has been increased over time to $670,982 for 2007 (based on an average annual exchange rate) for, 2007 and $717,168 for 2008 (based on the exchange rate in effect on March 13, 2008). The agreement also provides for certain Company benefits including: participation in the Company's retirement plans; life insurance; long term disability; a Company-provided automobile; club member initiation fees and dues; financial counseling and tax return preparation; and four weeks of vacation annually. In the event that Mr. Boyce's employment with the Company is terminated other than for cause, disability, retirement or death, the agreement provides for Mr. Boyce to receive a severance payment in the form of the continuation of his base salary and benefits for a period of 24 months. The agreement also contains non-compete and non-solicitation of employees provisions in favor of the Company.

        In 2008, the Committee approved a retention program for Mr. Boyce which amends his employment agreement. Under the program Mr. Boyce received a grant of 11,000 RSUs on March 3,

2008 (RSU Grant). The RSU Grant will vest on the second anniversary of the date of grant. The retention program also provides enhanced severance benefits for Mr. Boyce.

        Swinburn Employment Agreement.    Mr. Swinburn's employment agreement took effect on March 20, 2002. The agreement provides that Mr. Swinburn's employment may be terminated by the Company by giving 24 months prior written notice or by Mr. Swinburn by giving 6 months prior written notice. Pursuant to the terms of the agreement, Mr. Swinburn was granted 2,000 stock options in February 2002. The agreement provides for an annual base salary which was set at $690,167 (based on applicable exchange rates as of April 2, 2007) for 2007. The agreement also provides for certain Company benefits including: participation in the Company's retirement plans and equity incentive plan; life insurance; a Company provided automobile; and 31 days of vacation annually. The agreement also contains non-compete and non-solicitation of employees provisions as well as prohibitions on the use of confidential information. The Committee approved amendments to Mr. Swinburn's employment agreement in connection with his appointment as President and CEO of Coors Brewing Company, which took effect December 1, 2007. Included with the approved amendments is an increase in his annual base salary to $735,000 and certain relocation and housing assistance benefits as well as travel expense benefits to the U.K., a monthly car allowance and 10,000 RSUs to be granted which will vest on the third anniversary of the date of grant.

GRANTS OF PLAN BASED AWARDS FOR 2007

        The following table sets forth information on awards of cash, stock options, SOSARs and RSUs to each of the Company's named executive officers in 2007, made under our stockholder-approved Incentive Compensation Plan. On October 3, 2007, the Company implemented a two-for-one stock split of both classes of the Company's common shares. Equity grants and associated exercise prices were adjusted to reflect the stock split.

			Estimated Future Payouts Under Non-Equity Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Shares of Stock or Units (#)(3)	Exercise or Base Price of Option Awards ($/Sh)(4)
									Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant Date	Description	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)
Leo Kiely	5/18/07 5/18/07 2007	RSUs SOSARs MCIP	500,000	1,000,000	2,000,000	13,784	139,508	45.79	631,169 2,086,342
Timothy V. Wolf	5/18/07 5/18/07 2007	RSUs SOSARs MCIP	212,940	425,880	851,760	4,500	45,532	45.79	206,055 680,931
Peter H. Coors	5/18/07 5/18/07 2007	RSUs SOSARs MCIP	330,000	660,000	1,320,000	9,952	100,728	45.79	455,702 1,506,387
Peter Swinburn	5/18/07 5/18/07 2007	RSUs SOSARs MCIP	265,680	531,360	1,062,720	4,704	47,602	45.79	215,396 711,888
Kevin T. Boyce	5/18/07 5/18/07 2007	RSUs SOSARs MCIP	273,284	546,568	1,093,137	4,704	68,426	45.79	215,396 1,023,311

(1)
The amounts shown in columns (c), (d) and (e) are the threshold, target and maximum potential amounts that were payable under the MCIP for 2007 performance. No amounts were payable if threshold performance was not achieved. The award earned is shown in the Summary Compensation Table.

(2)
This column includes the number of RSUs granted in 2007. RSUs will cliff vest three years from the date of grant based on continued employment, subject to acceleration in the event of a change in control and certain termination events.

(3)
This column includes SOSARs granted in 2007. Under the terms of the long-term incentive awards program, SOSARs vest in equal annual installments over a three year period, subject to acceleration of vesting in the event of a change in control and certain termination events.

(4)
This column indicates the SOSAR strike price. This price is the price at market close on the date of grant.

(5)
The amounts shown in column (i) reflect the date of grant fair value of each equity award granted in the year ended December 30, 2007 in accordance with SFAS 123R. For SOSARs, a value of $14.96 determined using the Black Scholes model was used for all named executive officers. Date of grant fair value was determined using the assumptions stated in "Note 14. Share-Based Payments—Stock Option, Restricted Stock and Other Stock Awards" to the Company's 2007 10-K.

OUTSTANDING EQUITY AWARDS AS OF DECEMBER 30, 2007

        The following table sets forth the outstanding equity awards held by the named executive officers at the fiscal year ended December 30, 2007. The year-end values set forth in the table are based on the $52.12 closing price for our Class B common stock on December 28, 2007, the last trading day of the fiscal year. On October 3, 2007, the Company implemented a two-for-one stock split of both classes of the Company's common shares. Equity grants and associated exercise prices were adjusted to reflect the stock split.

OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)(3)	Option Expiration Date(4)	Number of Shares or Units of Stock That Have Not Vested (#)(5)	Year-End Market Value of Shares of Stock That Have Not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(7)	Equity Incentive Plan Awards: Year-End Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(8)
Leo Kiely	— — — — — 43,332 350,000 300,000 200,000 240,000 240,000 18,288 91,580 86,126 24,608 64,124	— — — — 139,508 86,668 — — — — — — — — — —	— — — — 45.79 34.57 37.18 32.66 24.51 28.00 34.55 31.58 25.80 29.63 29.63 28.42	— — — — 5/18/17 3/16/16 5/12/15 2/12/14 2/12/13 2/14/12 2/16/11 8/17/10 1/03/10 2/16/09 2/16/09 1/04/09	— 16,000 40,000 13,784 — — — — — — — — — — — —	— 833,920 2,084,800 718,422 — — — — — — — — — — — —	120,000 — — — — — — — — — — — — — — —	6,254,400 — — — — — — — — — — — — — — —
Timothy V. Wolf	— — — — —	— — — 45,532 33,334	— — — 45.79 34.57	— — — 5/18/17 3/16/16	— 6,600 12,000 — —	— 343,992 625,440 — —	35,800 — — — —	1,865,896 — — — —
Peter H. Coors	— — — — — 30,000 250,000 250,000 250,000 250,000 250,000 153,290 143,912 34,806 90,696	— — — — 100,728 60,000 — — — — — — — — —	— — — — 45.79 32.67 37.18 32.66 24.51 28.00 34.55 24.22 25.80 29.63 28.42	— — — — 5/18/17 5/18/16 5/12/15 2/12/04 2/13/13 2/14/12 2/16/11 2/17/10 1/03/10 2/16/09 1/04/09	— 11,000 9,952 48,000 — — — — — — — — — — —	— 573,320 518.698 2,501,760 — — — — — — — — — — —	80,000 — — — — — — — — — — — — — —	4,169,600 — — — — — — — — — — — — — —

Peter Swinburn	— — — — 15,332 20,000 50,000	— — — 47,602 30,668 10,000 —	— — — 45.79 34.57 31.57 37.18	— — — 5/18/17 3/16/16 5/02/15 3/15/15	— 6,000 4,074 — — — —	— 312,720 212,337 — — — —	35,800 — — — — — —	1,865,896 — — — — — —
Kevin T. Boyce	— — — — 13,332 — 28,000 106,000	— — — 68,426 26,668 14,668 — —	— — — 45.79 34.57 30.80 37.18 34.99	— — — 5/18/17 3/16/16 7/01/15 3/15/05 5/12/14	— 6,000 4,074 — — — — —	— 312,720 212,337 — — — — —	35,800 — — — — — — —	1,865,896 — — — — — — —

(1)
On December 21, 2005, the Board of Directors approved the acceleration of the vesting of all outstanding stock options with an exercise price greater than $70.00 (pre-stock split) other than those held by non-employee directors.

(2)
This column includes SOSARs that have not vested. Stock Options and SOSARs vest in equal annual installments over a three year period, subject to acceleration of vesting in the event of a change in control and certain termination events.

(3)
This column indicates the stock option and SOSAR strike price. In 2007, this price was calculated as the closing price on the date of grant. Prior to 2007, the strike price was calculated using the average of the high and low prices at market close on the date of grant.

(4)
This column indicates the expiration date for Stock Options and SOSARs which is 10 years from the date of grant.

(5)
This column includes unvested RSUs which, except as described in this note, cliff vest on the third anniversary of the date of grant, subject to acceleration in the event of a change in control and certain termination events. Mr. Kiely's 40,000 unvested RSUs are part of a grant of 120,000 RSUs made on July 1, 2005, that vest in equal annual installments over a three-year period, subject to acceleration in the event of a change in control and certain termination events. Mr. Coors' 48,000 unvested RSUs are part of a grant of 80,000 RSUs made on July 1, 2005 that vest in equal annual installments over a five-year period. The settlement of Mr. Kiely's RSUs and Mr. Coors' RSUs is deferred until 6 months after termination of employment.

(6)
Market value of RSUs that have not vested is calculated by multiplying the number of unvested RSUs by the closing market price on December 28, 2007 of $52.12.

(7)
This column includes the number of performance shares which will vest if the Company's Earnings Before Interest and Taxes (EBIT) reaches or exceeds $775 million prior to the end of the five-year performance cycle that began January 1, 2006, subject to continued employment and proration in certain termination events and acceleration in the event of a change in control. Recipients will receive one share of Class B common stock for each performance share that vests upon achievement of the goal.

(8)
Reflects market value of performance shares assuming unvested shares vest in full, calculated by multiplying the number of unvested shares by the closing market price of $52.12 on December 28, 2007.

OPTION EXERCISES AND STOCK VESTED DURING 2007

        The following table sets forth the number of shares acquired upon exercising options and vesting of stock awards by the Company's named executive officers during 2007. On October 3, 2007, the Company implemented a two-for-one stock split of both classes of the Company's common shares. Equity grants and associated exercise prices were adjusted to reflect the stock split.

	OPTION AWARDS		STOCK AWARDS
Name of Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized On Vesting ($)(3)
Leo Kiely	37,548 30,000 50,000 50,000	844,689 624,188 1,326,000 1,174,625	40,000	1,856,000
Timothy V. Wolf	5,498 9,860 13,000 7,940 21,282 7,918 20,000 40,000 5,498 74,502 24,066 30,000 2,600 23,400 4,000 600 4,000 4,000 2,000 2,000 3,334 6,666 10,000	59,378 101,312 113,295 81,584 210,971 81,833 206,700 299,500 51,571 3,011,744 437,761 409,800 32,858 250,907 38,450 5,087 36,230 36,370 18,795 15,885 33,982 85,325 126,650	4,000	178,600
Peter H. Coors	85,125 57,771	3,119,193 2,134,638	16,000	742,400
Peter Swinburn	4,000 20,000 4,700 35,300 7,600 32,400 6,000	102,968 511,706 98,999 743,676 208,124 890,708 173,940

Kevin T. Boyce	10,000 16,000 10,000 10,000 10,000 666 14,666	79,349 128,158 80,599 172,099 186,599 8,807 308,903

(1)
Values stated are the taxable income of each exercise, calculated for each option share by subtracting the exercise price from the fair market value at exercise.

(2)
Settlement of RSUs for Mr. Kiely and Mr. Coors is deferred until 6 months after termination of employment. Settlement of RSUs granted to Mr. Wolf was made at the time of vesting.

(3)
Based on July 2, 2007 (the first trading day after the shares vested) closing price of $46.40 with respect to Messrs. Kiely and Coors and May 14, 2007 closing price of $44.65 with respect to Mr. Wolf. Amounts shown for Messrs. Kiely and Coors are not taken into income until settled (6 months after termination of employment), at which time the value of the shares may be higher or lower.

PENSION BENEFITS AT 2007 FISCAL YEAR-END

        The following table sets forth the present value of accumulated benefits payable to each of the named executive officers, including the number of years of service credited to each under each of the annual retirement benefits for representative years of service and average annual earnings. Such amounts are determined using assumptions stated in "Note 16. Employee Retirement Plans" to the Company's 2007 10-K. Information regarding the Retirement Plan, the Non-Qualified Plans (SERP and Excess Benefit Plan), and the Salary Continuation Plan (SCP) can be found under the heading "Retirement Benefits" on page 32.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)(1)(2)	Payments During Last Fiscal Year ($)
Leo Kiely	Qualified Non-Qualified Plans	15	492,400 1,798,462	— —
Timothy V. Wolf	Qualified Non-Qualified Plans	13	279,315 332,058	— —
Peter H. Coors	Qualified Non-Qualified Plans SCP	37	1,534,674 4,421,276 3,669,868	— — —
Peter S. Swinburn(3)	Qualified	33	6,901,636	—
Kevin T. Boyce(4)	Non-Qualified Plans	4	286,163	—

(1)
The present value of accumulated benefits for participants in the U.S. tax-qualified pension plan and the U.S. non-qualified SERP are shown using the assumptions under Statement of Financial Accounting Standards No. 87, "Employers Accounting for Pensions" ("SFAS 87") shown in the 2007 10-K. A lump sum conversion rate of 6.45% is utilized for Mr. Wolf, 5.65% for Mr. Coors and 5.85% for Mr. Kiely along with the 2007 Internal Revenue Service required mortality table for lump sum calculations. Note that the assumed form of payment is 70% lump sum and 30% annuity for the traditional benefit formula and 100% lump sum for the salaried exempt formula.

(2)
The present value of the SCP benefit for Mr. Coors is calculated using a lump sum interest rate of 3.97%. The assumed form of payment is the lump sum equivalent of a 10 year certain annuity followed by a 50% joint and survivor annuity. The benefit is assumed to be payable immediately upon termination as Mr. Coors is currently eligible for unreduced retirement benefits.

(3)
The present value of accumulated benefits is shown for Mr. Swinburn using an assumed retirement age of 60, a discount rate of 6.0%, a price inflation rate of 3.1%, pension increases of 3.0% and a post-retirement mortality that is determined from the PMA92U06 mortality table with short cohort improvements from 2007. The exchange rate at fiscal year end was used to convert British Pounds into U.S. dollars.

(4)
The present value of accumulated benefits is shown for Mr. Boyce using an assumed retirement age of 65, a discount rate of 5.25%, a post-retirement mortality that is determined from the UP'94 mortality table projected 15 years with scale AA (sex distinct) with percentage married of 100% and females assumed to be three years younger than males. The exchange rate at fiscal year end was used to convert Canadian dollars into U.S. dollars.

Narrative to the 2007 Pension Benefits Table

  United States Participants

        The Company maintains a tax-qualified defined benefit pension plan (the Retirement Plan) for substantially all U.S. employees, including Messrs. Kiely, Wolf and Coors. The Company also maintains a non-qualified supplemental executive retirement plan (the SERP) and a non-qualified excess benefit plan (the Excess Benefit Plan) for U.S. employees who are affected by federal tax rules limiting the amount of compensation that may be taken into account or benefits that such employees may receive under the Retirement Plan.

        Under the Retirement Plan, salaried exempt participants receive an annual benefit equal to the sum of the (1) annual benefit accrued as of June 30, 2005, calculated under the "traditional annuity benefit" formula (determined based on the participant's final average monthly compensation and years of benefit service) as of June 30, 2005 and (2) annual benefits accrued after June 30, 2005, calculated under the "salaried exempt" formula (15% of the participant's accumulated base pay from July 1, 2005, through separation date). This summary refers to these benefits as the "traditional annuity benefit" and the "salaried exempt benefit", respectively. For purposes of the traditional annuity benefit, a participant's average monthly compensation is defined as the average monthly base salary for the thirty-six highest consecutive months out of the 120 months of employment prior to July 1, 2005, including commissions and amounts deferred by the individual under Internal Revenue Code Section 401(k) and Internal Revenue Code Section 125, but excluding bonuses and overtime pay. For purposes of the salaried exempt benefit, a participant's accumulated base pay is all base pay earned as a "salaried exempt employee" after June 30, 2005. For purposes of both the traditional annuity benefit and the salaried exempt benefit, a participant's normal retirement age under the Retirement Plan is 65. A participant's traditional annuity benefit is reduced 4% per year from age 62 for early retirement based on an employee's age and years of service at retirement; however, his or her traditional annuity benefit is not reduced if (1) the employee is at least age 62 when payments commence; or (2) as of the date of retirement, the employee's age plus years of Company Service equal at least 85 and the employee has worked for Molson Coors or a Related Group for at least 25 years and has reached the age of 55. A participant's salaried exempt benefit is reduced for early retirement by 4%, compounded annually, for each year commencement of the benefit precedes age 65. The present value of the benefit under the traditional annuity benefit formula is based on a single life annuity. The present value of the benefit under the salaried exempt benefit is the discounted value of the lump sum as calculated under the formula above, payable at age 62 and may be paid in a lump sum.

        The table above reflects the aggregate present value of both the traditional annuity benefit and the salaried exempt benefit assuming retirement at age 62 with the exception of Mr. Coors. Mr. Coors has age plus service in excess of 85 so his benefit is currently unreduced and the present value reflects retirement at current age.

        As noted above, for employees who are affected by federal tax rules that limit the amount of compensation or benefits that may be taken into account in determining the Retirement Plan benefit, including the named executive officers, the Company maintains the SERP and the Excess Benefit Plan, respectively. Total benefits payable under the SERP are equal to the participant's accrued benefits under the Retirement Plan, without regard to Internal Revenue Service limitations on the amount of compensation that may be used to calculate a participant's benefit, reduced by the participant's actual accrued retirement benefit actually payable under the Retirement Plan. The total benefits payable under the Excess Benefit Plan are equal to the participant's accrued benefit under the Retirement Plan, without regard to any Internal Revenue Code limitations on the amount of annual benefit payable to a participant, reduced by the participant's accrued benefits payable under the Retirement Plan, and further reduced by the participant's benefits payable under the SERP. Amounts payable under the SERP and the Excess Benefit Plan are payable in a lump sum.

        Under his employment agreement of July 1, 2005, Mr. Kiely's is guaranteed a minimum annual pension of $250,000 at age 62 reduced by .0033 for the number of months the pension payments precede age 62. This benefit was part of the inducement for Mr. Kiely to give up the change in control benefits that were triggered by the 2005 merger of Molson Brewing Company and Coors Brewing Company. This guaranteed pension value as of December 30, 2007, exceeds the value of his aggregate pension benefits calculated using the pre-July 1, 2005, and the post-June 30, 2005, pension formulas. Thus, Mr. Kiely's pension in the table above is based on a $250,000 annual pension beginning at age 62 reduced for retirement at December 30, 2007. His change in pension value from 2006 to 2007 is primarily driven by the 12-month change in pension reduction for early retirement age at December 30, 2007 (13 months) minus a (25 month) reduction reflected in the 2005 pension values. Mr. Kiely has a guaranteed minimum benefit from the combination of the formulas above equal to an annual annuity of $250,000 payable at age 62. The benefits will be reduced for early retirement based on age and years of service at retirement; however, benefits are not reduced if he is at least age 62 when payments commence.

        In addition to the annual benefit from the Retirement Plan, and potential benefits under the Excess Benefit Plan and SERP, Mr. Coors is covered by a salary continuation agreement entered into in 1987. This agreement provides for a lump sum cash payment to Mr. Coors upon normal retirement in an amount actuarially equivalent in value to 30% of his last annual base salary. The salary continuation agreement provides that the interest rate used in calculating the lump sum shall be determined using 80% of the annual average yield of the 10-year Treasury constant maturities for the month preceding the month of retirement. Using 2007 eligible salary amounts as representative of the last annual base salary, the estimated lump sum amount for Mr. Coors shown in the table is based upon an annual benefit of $240,000, paid upon normal retirement.

  Canadian Participants

        The Company maintains a defined benefit plan and a defined contribution plan for Canadian employees including Mr. Boyce. The defined benefit plan provides for an annual pension benefit, payable at age 65, equal to 2% of the participant's highest three year average earnings for each year of service. For purposes of calculating benefits under this plan, earnings include base salary and bonus. The benefits to which participants are eligible under the defined benefit plan are reduced by the amount of benefits that the participant is entitled to under the defined contribution plan. Under the defined contribution plan, the Company contributes an amount equal to 5.5% of the participant's base salary annually. The amount set forth in the table above for Mr. Boyce represents the present value of Mr. Boyce's accumulated benefits under the Company's defined benefit plan, reduced by the present value of the benefits to which Mr. Boyce is entitled under the Company's defined contribution plan.

  United Kingdom Participants

        The Company maintains a defined benefit plan for UK employees including Mr. Swinburn. Under the section of the plan in which Mr. Swinburn is enrolled, participants accrue benefits at an accrual rate of 1/30th per year of service times final pensionable pay. Final pensionable pay is defined as a one-year average of basic pay. The benefit is earned on a "straight line approach" and capped at a maximum of 20 years' service, so as at December 30, 2007, the full benefit of 20/30ths or 66.67% of final pensionable pay has been accrued for Mr. Swinburn. Normal retirement age for executive members of this section of the plan is age 60 although Mr. Swinburn may draw his benefits from age 55 without reduction for early payment under an enhanced early retirement facility. Once the pension payment has commenced, the benefit is increased each year by a cost of living adjustment subject to a maximum of 5% per year. (For accruals after April 5, 2006, the maximum adjustment has been reduced to 3%.) For purposes of calculating the present value of Mr. Swinburn's accumulated benefits in the table above, the annual cost of living adjustment has been assumed to be 3.0% annually.

NON-QUALIFIED DEFINED CONTRIBUTION AND OTHER DEFERRED COMPENSATION PLANS FOR 2007

        The following table shows the executive contributions, earnings and account balances for the named executive officers in the Company's deferred compensation programs.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE($)
Leo Kiely(1)	—	1,856,000	228,800	—	2,084,800
Timothy V. Wolf	—	—	—	—	—
Peter H. Coors(1)	—	742,400	91,520	—	833,920
Peter S. Swinburn	—	—	—	—	—
Kevin T. Boyce(1)(2)	—	18,192	1,656	—	65,903

(1)
Messrs. Kiely and Coors had deferred RSUs that vested on July 1, 2007. The value represented under "Registrant Contributions" is the value on the date of vesting using the market closing price on that day. The value represented under "Aggregate Earnings" is the difference between the value at the end of 2007 and the value on the date of vesting. The value under "Aggregate Balance at Last FYE" represents the total RSU value at the end of 2007 using the December 28, 2007 closing market price of $52.12, except with regard to Mr. Boyce. With regard to Mr. Boyce, the value under "Aggregate Balance at Last FYE" is calculated by adding the value under "Registrant Contributions" and the value under "Aggregate Earnings in Last FYE" to the beginning balance of $46,055 and subtracting out any withdrawals or disbursements of which there were none in 2007. The value under "Registrant Contributions" of $18,192 for Mr. Boyce is included in the Summary Compensation Table under "All Other Compensation."

(2)
Molson Canada makes allocations equal to 5.5% of salary to a Canadian defined contribution arrangement for Mr. Boyce. Of the 5.5% salary allocation in 2007, the first $18,712 was contributed to a qualified Canadian registered pension plan (the Molson Canada Pension Plan for Salaried Employees) and the remaining $18,192 was credited to a non-qualified unfunded account under the Molson Canada Non-Registered Notional Plan. The nonqualified figures are entered on this table for Mr. Boyce only, however all defined contribution employer contributions are entered on the Summary Compensation Table on page 36. Foreign currency was converted to U.S. dollars using an average exchange rate (0.9356 Canadian dollars: $1).

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        The table below reflects the incremental amount of compensation payable to each of the named executive officers in the event of various termination scenarios. The amounts shown assume that such termination was effective as of December 30, 2007 and the value of our common stock was the December 28, 2007, closing market price of $52.12. The amounts do not include benefits earned or vested on or before December 30, 2007, or benefits provided under insurance or regular programs available to salaried employees generally.

Name	Termination Scenario	Total ($)(1)	Severance ($)(2)	Equity Awards ($)(3)	Pension Benefit ($)(4)	Welfare Benefits & Perquisites ($)(5)	Life Insurance(6)	Excise Tax Gross-Up ($)(7)
Leo Kiely	Voluntary Resignation/Retirement(8) Termination For Cause Without Cause/Good Reason Change in Control Termination Death Disability	6,041,228 — 13,791,228 25,694,612 2,710,947 2,710,947	— — 7,000,000 7,000,000 — —	6,041,228 — 6,041,228 12,295,628 2,710,947 2,710,947	— — — — — —	— — 750,000 750,000 — —	— — — — 4,764,000 —	— — — 5,648,984 — —
Timothy V. Wolf	Voluntary Resignation/Retirement(8) Termination For Cause Without Cause/Good Reason Change in Control Termination Death Disability	— — — 9,532,128 322,275 322,275	— — — 3,543,360 — —	— — — 3,708,546 322,275 322,275	— — — — — —	— — — 57,732 — —	— — — — 3,407,040 —	— — — 2,222,490 — —
Peter H. Coors	Voluntary Resignation/Retirement(8) Termination For Cause Without Cause/Good Reason Change in Control Termination Death Disability	5,398,386 — 11,132,136 19,573,215 2,937,055 2,937,055	— — 5,115,000 5,115,000 — —	5,398,386 — 5,398,386 9,567,986 2,937,055 2,937,055	— — — — — —	— — 618,750 618,750 — —	— — — — 4,950,000 —	— — — 4,271,479 — —
Peter Swinburn	Voluntary Resignation/Retirement(8) Termination For Cause Without Cause/Good Reason Change in Control Termination Death Disability	3,301,840 — 4,007,022 12,271,166 2,983,452 223,708	— — 1,973,234 4,181,784 — —	1,268,752 — — 3,435,997 223,708 223,708	2,033,089 — 2,033,089 2,033,089 — —	— — 699 74,232 2,759,744 —	— — — — — —	— — — 2,546,065 — —
Kevin T. Boyce	Voluntary Resignation/Retirement(8) Termination For Cause Without Cause/Good Reason Change in Control Termination Death Disability	— — 1,598,646 8,172,692 2,416,952 254,290	— — 1,462,106 4,386,318 — —	— — — 3,604,835 223,708 223,708	— — — — — —	— — 136,540 181,540 2,193,244 30,582	— — — — — —	— — — — — —

(1)
Total does not include amounts vested or benefits accumulated merely due to continued service by the named executive officer through December 30, 2007, including vested equity awards, accrued pension benefits and vested deferred compensation account balances, all as detailed in the preceding tables.

(2)
Reflects the cash benefit payable under a qualifying termination according to the named executive officer's employment agreement, participation in the CIC Program or the Severance Pay Plan, as applicable.

(3)
Reflects the value of the accelerated vesting of outstanding unvested equity awards under the applicable termination scenario. See the Termination of Employment Table following this table for information as to vesting acceleration under the differing termination scenarios.

(4)
Mr. Swinburn has an unreduced retirement facility as part of his agreement with the Company. The pension value in this table represents the incremental present value of the unreduced retirement facility at age 55.

(5)
Welfare benefit continuation consists of continuing participation in the Company's existing medical plans. Perquisites include items discussed in detail in the footnotes to the Summary Compensation Table.

(6)
This benefit is insured under a life insurance policy and does not represent an additional out of pocket cost to the Company. The premium costs for these policies is included in each named executive officer's income reported in the Summary Compensation Table.

(7)
Reflects the amount of the excise tax gross-up to which the named executive officer is entitled under either the named executive officer's employment agreement or by virtue of the named executive officer's participation in the CIC Program, as applicable.

(8)
Messrs. Coors, Kiely and Swinburn were retirement eligible as of December 30, 2007, and accordingly would receive accelerated vesting of their equity awards if they voluntarily resigned or retired. Messrs. Boyce and Wolf were not eligible for retirement as of December 30, 2007.

  Narrative to the Potential Payments Upon Termination or Change in Control Table

        The actual amounts that would be paid upon a named executive officer's termination of employment or in connection with a change in control can be determined only at the time of any such event. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be higher or lower than reported below. Among the factors that could affect these amounts are the timing during the year of any such event, the Company's stock price and the executive officer's age. Information regarding equity awards, pension benefits and deferred compensation amounts as of December 30, 2007 are set forth in the tables on pages 42 to 49.

        As described in the narrative accompanying the Summary Compensation Table on page 36, the Company has employment agreements in place with Messrs. Kiely, Coors, Boyce and Swinburn which require payments under certain circumstances. As described in the narrative to the Summary Compensation Table on page 36, under the employment agreements, following termination or change in control, the named executive officers would be entitled to the following payments.

        Kiely and Coors' Employment Agreements.    Messrs. Kiely and Coors' employment agreements, as each were amended in 2007, provide that in the event employment is terminated by the Company for reasons other than for "cause", or respectively, by Messrs. Kiely or Coors for "good reason," Messrs. Kiely and Coors would be entitled to:

  •
  accrued and unpaid amounts earned through the date of termination;

  •
  base salary through the end of the year in which the termination occurs and a target bonus for the year in which the termination occurs;

  •
  the product of (x) three and (y) the sum of the individual's annual base salary and target bonus, respectively; and

  •
  75% of his then annual base salary in lieu of benefit continuation.

        Upon such termination, all restrictions on awards of restricted stock or RSUs and other stock-based awards (other than stock options) will be cancelled and such awards will vest and any stock options and other equity awards that were scheduled to vest within 36 months after such termination will also vest.

        Under the employment agreements, "cause" will arise in the event of conviction of certain crimes, commission of certain illegal acts or breaches of the code of conduct, or willful failure to perform duties. "Good reason" will arise if the Company materially breaches the agreement in any of several specified ways, such as by demoting Messrs. Kiely or Coors, respectively, failure to pay each as promised, or failure to assign the agreements to a successor.

        The agreements provide that the Company will make additional payments to Messrs. Kiely and Coors to offset the golden parachute excise taxes imposed pursuant to Section 4999 of the Internal Revenue Code on payments otherwise payable under the agreement; provided the Company may instead reduce the payments by up to 10% if such reduction would avoid the imposition of golden parachute excise taxes.

        Boyce Employment Agreement.    Mr. Boyce's employment agreement provides that in the event Mr. Boyce's employment with the Company is terminated other than for "cause," disability, retirement, death or voluntarily by Mr. Boyce, Mr. Boyce is entitled to receive a severance payment in the form of the continuation of his base salary and benefits for a period of 24 months.

        Swinburn Employment Agreement.    Mr. Swinburn's employment agreement provides that Mr. Swinburn's employment may be terminated by the Company by giving 24 months prior written notice or by Mr. Swinburn by giving 6 months prior written notice. It is expected that Mr. Swinburn's employment agreement will be revised to reflect his position as President and CEO of Coors Brewing Company.

        CIC Program.    In addition to the employment agreements, we maintain plans and programs, including the Incentive Compensation Plan, and the CIC Program which obligate the Company to make payments or provide benefits upon termination of employment or a change in control.

        In the event of a change in control, under the CIC Program the benefits for Messrs. Wolf, Swinburn and Boyce are:

  •
  A lump sum payment of three times the sum of salary and target annual bonus.

  •
  A pro rata annual bonus for the year of the year of termination.

  •
  For executives participating in a U.S. health plan, the ability to continue health coverage under COBRA at the same cost sharing level as active employees.

  •
  Up to 12 months of outplacement services, and

  •
  Accelerated vesting of stock options, restricted stock, restricted stock units and other stock based awards, with awards remaining exercisable for the earlier of one year after termination of employment (but not after the expiration of the term of the award).

        The CIC Program is described more fully on page 33 of the "Compensation Discussion and Analysis." Under the CIC Program, "cause" will arise in the event of conviction of certain crimes, commission of certain illegal acts or breaches of the code of conduct, or willful failure to perform duties. "Good reason" for a participant will arise following a change in control if the Company fails to pay the participant as promised, materially reduces or modifies the participant's position, responsibilities or authority, or requires relocation by more than a fifty mile radius of the participant's location of employment. For purposes of the CIC Program, a change in control will occur if an individual or group acquires voting stock of the Company sufficient to have more voting power than the Voting Trust established under the Class A Common Stock Voting Trust Agreement, there is an unwelcome change in the majority of the Board or a merger or other business combination occurs and the Voting Trust no longer holds more than fifty percent of the voting power. The CIC Program supersedes change in control provisions in individual employment agreements. As a condition of accepting participation in the CIC Program, eligible employees are required to enter into confidentiality and noncompete agreements in favor of the Company. The noncompete provisions of the CIC Program protect the Company whether or not a change in control occurs. Messrs. Kiely and Coors do not participate in the CIC Program.

        In the event of a change in control, under the Incentive Compensation Plan named executive officers would be entitled to full acceleration of vesting of outstanding options and stock appreciation rights, if any, and full acceleration of vesting for all other equity awards unless replacement awards were granted in connection with the change in control. For this purpose, a change in control will occur if an individual or group acquires voting stock of the Company sufficient to have more voting power than the combined Pentland, 4280661 Canada Inc. and Adolph Coors, Jr. Trust (voting trusts), there is an unwelcome change in the majority of the Board or a merger or other business combination occurs and the voting trusts no longer hold more than fifty percent of the voting power. The following table summarizes the impact of the termination scenarios and change in control upon the equity awards outstanding as of December 30, 2007. Except as noted, the described effect applies to the awards held by all participants in the Incentive Compensation Plan and not just the named executive officers. Information regarding the outstanding equity awards held by the named executive officers at year end is set forth on pages 42 and 43.

        The award agreements for stock options, restricted stock units and other stock awards also provide automatic accelerated vesting on a change in control. The following table summarizes the circumstances under which vesting of equity awards will be accelerated.

ACCELERATED VESTING OF EQUITY AWARDS

Type of Award	Voluntary Resignation	Death/Disability	Retirement Eligible at Death, Disability, Resignation, Termination without Cause	Termination for Cause	Termination without Cause; Quit for Good Reason	Change in Control
Stock Options and SOSARS	No additional vesting	No additional vesting	Full vesting	No additional vesting; forfeiture	No additional vesting(1)	Full vesting
RSUs	No additional vesting	Pro-rata vesting(2)	Pro-rata vesting(2)	No additional vesting; forfeiture	No additional vesting Pro rata for 2006 RSUs No additional vesting for 2007 RSUs(2)(3)	Full vesting
PSUs(4)	No additional vesting	Pro-rata vesting	Pro-rata vesting	No vesting; forfeiture	No additional vesting Pro rata for Boyce but not others	Full vesting

(1)
For Messrs. Kiely and Coors, full vesting under employment agreements scheduled to vest prior to December 31, 2008, under the ECPP.

(2)
For Messrs. Kiely and Coors, full vesting of retention-related RSUs granted in 2005. For termination following retirement eligibility, the practice has been proration of vesting. Pro-rata vesting is determined by dividing the period of service from the date of grant through the termination date by the total vesting period and multiplying the resulting fraction by the full number of shares in the award.

(3)
For Messrs. Kiely and Coors, full vesting of annual RSU awards under employment agreement.

(4)
Pro-rated amount vests only if PSUs vest during performance cycle. Proration is based on the portion of performance period elapsed as of termination of employment.

DIRECTOR COMPENSATION

        We use a combination of cash and stock-based incentive compensation to ensure desired stability of the Board and to secure the Company's ongoing ability to attract high caliber individuals to serve on the Board. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company, the skill level required by the Company of members of the Board, as well as the compensation of directors at our peer companies. Generally, our director compensation is competitive with the 75th percentile of our peer companies. As with executive officers, we have a minimum share ownership requirement for directors.

Compensation Paid to Board Members

        The Chairman of the Board receives an annual cash retainer of $425,000. All other directors, except for Messrs. Kiely and Coors who receive no additional compensation for their service on the Board, receive an annual cash retainer of $65,000. In addition, in 2007 all directors, except for Messrs. Kiely and Coors, received an annual grant of 2,162 RSUs which vest in full three years from the date of grant or upon the director's retirement. The Chair of the Audit Committee, Mr. Cleghorn, receives additional annual cash compensation of $10,000 paid quarterly, and the Chair of the Compensation and Human Resources Committee, Mr. Riley, receives additional annual compensation of $8,000 paid quarterly. All cash retainer amounts are paid in equal quarterly installments. In addition, directors receive an additional cash payment of $1,000 per committee meeting attended, provided that directors who are executive officers of the Company are not entitled to such payments, and such payments do not apply to attendance at meetings of the Nominating Committee. All directors are reimbursed for any expenses incurred while attending Board or committee meetings and in connection with other Company business. The Compensation and Human Resources Committee, with assistance from our compensation consultant, reviews and makes recommendations to the Board annually with respect to the form and amount of director compensation and benefits for directors. For 2007, the Board approved an increase of $25,000 in the Chairman's annual retainer, and provided that the annual grant of restricted stock units be based on a $100,000 fair market value at date of grant rather than a fixed number of shares. All other elements of director compensation remained unchanged.

        Stock Ownership Guidelines.    The Board has adopted stock ownership guidelines applicable to Board members. Under these guidelines, we require non-employee Board members to own, within five years of joining the Board, shares of the Company's stock with a market value equal to at least five times the annual retainer paid to the directors. Each of our directors who has been serving since our 2005 merger is currently in compliance with these guidelines.

        Directors Stock Plan.    In 2006, the Board adopted a Directors Stock Plan. Under the terms of this Plan, non-employee directors may elect to receive 50% or 100% of their annual retainer in the form of either (i) shares of Company common stock, or (ii) deferred stock units (DSUs), with the balance, in each case, being paid in cash. DSUs represent the right to receive shares of Company common stock when the Director's service on the Board terminates.

        The table below summarizes the compensation paid by the Company to directors for the fiscal year ended December 30, 2007. None of the non-employee directors received option awards, non-equity incentive plan compensation, pension or other non-qualified deferred compensation for the fiscal year ended December 30, 2007; accordingly, the respective columns have been omitted from the following table.

DIRECTOR COMPENSATION FOR 2007

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)(3)
Francesco Bellini	69,000	98,998	167,998
Melissa Coors Osborn	65,000	98,998	163,998
Franklin Hobbs	76,000	98,998	174,998
Gary Matthews(4)	65,583	98,998	164,581
Eric Molson	410,000	98,998	508,998
Andrew Molson	65,000	98,998	163,998
David O'Brien	76,000	98,998	174,998
Pamela Patsley	72,000	98,998	170,998
H. Sanford Riley	80,000	98,998	178,998
John Cleghorn	83,000	98,998	181,998
Charles Herington	70,000	98,998	168,998
Rosalind Brewer	72,000	98,998	170,998

(1)
In the third quarter of 2006 Directors were given the option of electing to defer retainer fees and chair committee fees into deferred stock units or receiving these fees currently in shares. The following directors elected to receive their 2007 retainer and chair committee fees, if applicable, 100% in Deferred Stock Units (DSUs), rather than cash: Francesco Bellini, Franklin Hobbs, David O'Brien, John Cleghorn, Charles Herington, and H. Sanford Riley. Rosalind Brewer and Pamela Patsley elected to defer 50% of their quarterly retainers in DSUs and receive the remainder in cash. The number of DSUs is determined by dividing the cash value of the amount deferred by the closing price of shares on the date payment would have been made, rounded up to the next highest share. At the end of 2007, Mr. Bellini, Mr. Hobbs, Mr. O'Brien and Mr. Herington each held 2,239 DSUs; Mr. Cleghorn held 2,446 DSUs; Mr. Riley held 2,514 DSUs; Ms. Brewer held 1,122 DSUs; and Ms. Patsley held 670 DSUs. DSUs are settled upon termination from the Board of Directors.

(2)
Directors received an annual grant of 2,162 RSUs on May 18, 2007, with a fair market value of $45.79 per unit and a total value of $98,998 (pre-split value) on the date of grant. This value was also the accounting expense recognized on the date of grant. The RSUs cliff vest three years from the date of grant, subject to acceleration upon retirement from the Board or a change in control. As of the end of fiscal year 2007 the aggregate number of unvested RSUs held by each Director was 8,162, except for Ms. Brewer, who held 5,662, Melissa Coors Osborn, who held 8,780, and Mr. Matthews, who held 6,666 when he resigned from the Board of Directors on December 2, 2007 and his RSUs were settled in accordance with the plan provisions.

(3)
Compensation information for Messrs. Coors and Kiely is fully reflected on the Summary Compensation Table on page 36 as both are paid as named executive officers and do not receive separate compensation as Directors except that fees Mr. Coors would receive in his capacity as Vice Chairman of the Board of Directors are taken into account in setting his compensation as an employee of the Company.

(4)
Mr. Matthews resigned from the Board of Directors on December 2, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Molson Coors' executive officers, directors and 10% stockholders are required under the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership in their holdings of Molson Coors stock. Copies of these reports also must be furnished to Molson Coors. Based on an examination of these reports and on written representations provided to Molson Coors, all such reports have been timely filed other than the following which were inadvertently filed after the required date for filing: (1) a late Form 4 was filed for each of Mr. Bellini, Ms. Brewer, Messrs. Cleghorn, Herington, Hobbs, O'Brien, Riley and Sanford reporting each director's receipt of a deferred stock unit grant in lieu of cash, (2) a late Form 4 was filed for Mr. Perkins reporting an option exercise and sale of underlying shares, and (3) a Form 5 was filed reporting Ms. Coors Osborn's receipt of (a) restricted stock, and (b) gifts of stock from a family trust.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

        From time to time, we employ members of the Coors and Molson families, which together own a controlling interest in Molson Coors. Hiring and placement decisions are made based upon merit, and compensation packages are offered that are commensurate with policies in place for all employees of Molson Coors. Melissa Coors Osborn, a director of Molson Coors, is employed on a part-time basis by Coors Brewing Company (CBC) and is paid a base salary of $59,000 in addition to cash bonuses, which in 2007 totaled $42,252. Geoff Molson is employed by Molson and is paid a base salary of $207,692 in addition to cash bonuses, which in 2007 totaled $76,030 under the Sales Incentive Plan of the Molson USA, LLC business. Peter J. Coors is employed by CBC and is paid a base salary of $85,363 in addition to cash bonuses, which in 2007 totaled $38,413. Christien Coors Ficeli is employed by CBC and is paid a base salary of $110,500 in addition to cash bonuses, which in 2007 totaled $47,749.

        We purchase a large portion of our paperboard packaging from Graphic Packaging Corporation (GPC), a related party. The Adolph Coors Jr. Trust and various Coors family trusts, collectively through Adolph Coors Company LLC, beneficially own approximately 42% of our Class A voting common stock, approximately 12.2% of our Class B common stock, and approximately 31.3% of GPC's common stock. Our payments under the packaging agreement in 2007, 2006 and 2005 totaled approximately $85.7 million, $74 million and $75.3 million, respectively. We expect payments in 2008 to be approximately the same as in 2007.

        Andrew Molson is a stockholder and an employee of Res Publica Consulting Group, Inc., a parent company of National Public Relations, Inc., which provides public relations services to Molson Coors from time to time. The amount of payments for such services in 2007 was approximately $500,000.

        In February 2007, the Board adopted formal written policies and procedures for the review, approval and ratification of "related party" transactions. Under the procedures, the Audit Committee is responsible for reviewing all transactions in which (i) the aggregate amount involved will or is expected to exceed $100,000, (ii) the Company is a participant, and (iii) any "related party" has or will have a direct or indirect interest. A "related party" is generally (i) any person who is, or was since the beginning of the last fiscal year, an executive officer or director of the Company, (ii) a greater than 5% beneficial owner of the Company's stock, or (iii) immediate family members of any of the foregoing. In determining whether to approve or ratify a transaction subject to the policy, the Audit Committee takes into account whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party's interest in the transaction.

        Each of the transactions and relationships set forth in this section were either (1) approved by the Audit Committee pursuant to the policy, or (2) pre-approved pursuant to the terms of such policy.

STOCKHOLDER PROPOSALS AND NOMINATIONS

        To be eligible for inclusion in Molson Coors' proxy statement for the 2009 Annual Meeting of Stockholders pursuant to SEC rule 14a-8, stockholder proposals must have been received by Molson Coors by December 2, 2009.

        For nominations of persons to stand for election to the Board or other business to be properly brought before an annual meeting by a stockholder (other than pursuant to SEC rule 14a-8 with respect to any proposal of business to be considered by the stockholders at an annual meeting of stockholders, by stockholders of record of Molson Coors who hold at least fifty percent (50%) of the voting power entitled to vote for a majority of directors), the Bylaws require that such stockholder must be entitled to vote at the meeting and must have given timely notice of the stockholder proposal in writing to the Corporate Secretary of Molson Coors, and such other business must be a proper matter for action by holders of the class of stock held by such stockholder. To be timely for the 2009 Annual Meeting of Stockholders, a stockholder's notice shall have been delivered to the Corporate Secretary at the principal executive offices of Molson Coors no earlier than January 15, 2009 and no later than February 14, 2009; provided, however, that in the event that the date of any subsequent annual meeting is advanced by more than twenty (20) days, or delayed by more than ninety (90) days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate as a director to be elected by the holders of the class of stock held by such stockholder, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on Molson Coors' books, and of any such beneficial owner and (ii) the class and number of shares of Molson Coors which are owned beneficially and of record by such stockholder and such beneficial owner. If any such notice is not received by the deadline set forth in this paragraph and does not otherwise satisfy the requirements under SEC rule 14a-4, proxies appointed by the Company will be entitled to exercise discretionary voting authority with respect to any matter that is allowed to be presented at the 2009 Annual Meeting of Stockholders.

        All notices for stockholder proposals and director nominations should be sent to Molson Coors Brewing Company, c/o Corporate Secretary, 1225 17th Street, Suite 3200, Denver, Colorado 80202 or 1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5.

OTHER BUSINESS

        As of the date of this proxy statement, Molson Coors received no proposal, nomination for director or other business submitted in accordance with its Bylaws for consideration at the annual meeting, other than that set forth in the Notice of Annual Meeting of Stockholders and as more specifically described in this proxy statement, and, therefore, it is not expected that any other business will be brought before the annual meeting. However, if any other business should properly come before the annual meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the annual meeting.

ANNUAL REPORT ON FORM 10-K

        If you request, we will provide you with copies of our Annual Report on Form 10-K for the year ended December 30, 2007. You should send your written requests to our Corporate Secretary at 1225 17th Street, Suite 3200, Denver, Colorado 80202. The exhibits to the Annual Report on Form 10-K are available upon payment of charges that approximate our cost of reproduction.

        You can also obtain copies of the Form 10-K and exhibits, as well as other filings we make with the U.S. Securities & Exchange Commission, on our website at www.molsoncoors.com or on the SEC's website at www.sec.gov.

CERTIFICATIONS

        A CEO certification regarding the Company's compliance with the corporate governance listing standards of the New York Stock Exchange, has been submitted to the Exchange as required by its listing rules. In addition, the CEO and CFO certifications regarding the quality of the Company's public disclosure, as required by Section 302 of the Sarbanes-Oxley Act of 2002, have been included as exhibits to the Company's Form 10-K for the year ended December 30, 2007, as filed with the SEC.

By order of the Board of Directors,

Samuel D. Walker
Senior Vice President, Global Chief Legal Officer,
and Secretary

April 1, 2008

APPENDIX A

MOLSON COORS BREWING COMPANY

INDEPENDENCE STANDARDS

        A director is independent if the Board has made an affirmative determination that such director has no material relationship with the Company that would impair his or her independent judgment (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In the process of making such determinations, the Board will consider the nature, extent and materiality of the director's relationships with the Company and the Board will apply the following guidelines that are consistent with the independent requirements as defined under the NYSE Listing Standards. A director will be deemed not to be independent by the Board if the Board finds that:

        a.     a director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company;

        b.     a director has received or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director fees and pension or other forms of deferred compensation for prior service;

        c.     a director (i) is or has an immediate family member who is a current partner of a firm that is the Company's internal or external auditor; (ii) is a current employee of such a firm; (iii) has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (iv) was or has an immediate family member who was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company's audit within that time;

        d.     a director is or has an immediate family member who is, or has been within the last three years, employed as an executive officer of another company where any of the Company's present executive officers at the same time serves or served on that company's compensation committee;

        e.     a director is currently employed, or a director's immediate family member is currently employed as an executive officer, by an entity (including a tax-exempt entity) that makes payments to, or receives payments from, the Company for goods or services (other than charitable contributions) in an amount that exceeds, in a single fiscal year, the greater of $1 million or two percent of that entity's consolidated gross revenues; or

        f.      a director, or a director's immediate family serves as an officer, director or trustee of a charitable organization, where the Company's discretionary contributions are in an amount that exceeds the greater of $1 million or two percent of the charitable organization's consolidated gross revenues.

        For purposes of this Appendix A, "immediate family member" includes a director's spouse, parents, children, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law and anyone (other than domestic employees) who shares the director's home; and "Company" includes any subsidiary in the consolidated group with the Company.

A-1

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 15, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice of Annual Meeting and Proxy Statement / Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before May 1, 2008.

To request material:        Internet: www.proxyvote.com        Telephone: 1-800-579-1639        **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

MOLSON COORS BREWING COMPANY
MOLSON COORS BREWING COMPANY 1225 17TH STREET DENVER, CO 80202	[ICON]	Vote In Person
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.
[ICON]
Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location The Annual Meeting for holders as of March 18, 2008 is to be held on May 15, 2008 at 9:00 A.M. (local time)
at:	Ritz Carlton Hotel 999 18th Street Denver, Colorado 80202

DIRECTIONS TO ANNUAL MEETING OF STOCKHOLDERS ON MAY 15, 2008
Ritz-Carlton Hotel
999 18th Street, Denver, Colorado, USA

From Denver International Airport:
1.	Take Pena Boulevard to I-70 West
2.	Exit I-70 onto I-25 South
3.	Exit I-25 onto 20th Street traveling East
4.	Turn right on Arapahoe Street
5.	Turn left on 17th Street
6.	Turn left on Curtis Street
7.	The hotel is located on the left hand side of Curtis Street, just past 18th Street
From Colorado Springs Airport:
1.	Take I-25 North to Denver (approximately one hour)
2.	Exit Auraria Parkway East
3.	Turn right on 17th Street
4.	Turn left on Curtis Street
5.	The hotel is located on the left hand side of Curtis Street, just past 18th Street

Voting items for holders of Class A or
Class A exchangeable Shares

THE BOARD RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSAL 2.

1.	Election of Directors
	Nominees:
	(01)	Francesco Bellini	(06)	Eric H. Molson
	(02)	Rosalind G. Brewer	(07)	Andrew T. Molson
	(03)	Peter H. Coors	(08)	Melissa Coors Osborn
	(04)	Franklin W. Hobbs	(09)	Pamela H. Patsley
	(05)	W. Leo Kiely	(10)	H. Sanford Riley
The Board of directors recommends a vote FOR the following proposal:
2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2008.

SPECIAL VOTING INSTRUCTIONS
For Holders of Class A Exchangeable shares of Molson Coors Canada Inc.

In order for CIBC Mellon Trust Company, as Trustee, to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on May 15, 2008, all the voting rights related to the Class A exchangeable shares of Molson Coors Canada Inc. held of record by the stockholder at the close of business on March 18, 2008, Broadridge (as agent for CIBC) must receive the stockholder's voting instructions via telephone, the Internet or mail, no later than 5:00 p.m. EDT on May 9, 2008 (the cut-off date).

Voting items for holders of Class B or
Class B exchangeable Shares

THE BOARD RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES

1.	Election of Directors
Nominees:
	(01)	John E. Cleghorn
	(02)	Charles M. Herington
	(03)	David P. O'Brien

SPECIAL VOTING INSTRUCTIONS
For Holders of Class B Exchangeable shares of Molson Coors Canada Inc.

In order for CIBC Mellon Trust Company, as Trustee (CIBC), to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on May 15, 2008, all the voting rights related to the Class B exchangeable shares of Molson Coors Canada Inc. held of record by the stockholder at the close of business on March 18, 2008, Broadridge (as agent for CIBC) must receive the stockholder's voting instructions via telephone, the Internet or mail, no later than 5:00 p.m. EDT on May 9, 2008 (the cut-off date).

MOLSON COORS BREWING COMPANY 1225 17TH STREET DENVER, CO 80202	VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date (on the reverse side of this proxy card) or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

 ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Molson Coors Brewing Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

 VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date (on the reverse side of this proxy card) or meeting date. Have your proxy card in hand when you call and then follow the instructions.

 VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Brewing Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	MOLBW1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
MOLSON COORS BREWING COMPANY VOTE ON DIRECTORS:					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors				☐	☐	☐
	Nominees:
	(01)	Francesco Bellini	(06)	Eric H. Molson
	(02)	Rosalind G. Brewer	(07)	Andrew T. Molson
	(03)	Peter H. Coors	(08)	Melissa Coors Osborn
	(04)	Franklin W. Hobbs	(09)	Pamela H. Patsley
	(05)	W. Leo Kiely	(10)	H. Sanford Riley
VOTE ON PROPOSALS:		For	Against	Abstain
The Board of directors recommends a vote FOR the following proposal:
2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2008.	☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated.		☐
Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

MOLSON COORS BREWING COMPANY

PROXY / VOTING INSTRUCTIONS FOR

Holders of Class A Shares of Molson Coors Brewing Company

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

For the Annual Meeting of Stockholders of

Molson Coors Brewing Company

to be held on May 15, 2008

          Cut-off Date For Holders of Class A Shares of Molson Coors Brewing Company (the "Company")

If you are not attending the Annual Meeting of Stockholders of the Company to be held on May 15, 2008 and voting in person, your voting instructions must be received by Broadridge no later than 5:00 p.m. EDT on May 14, 2008.

          Cut-off Date For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class A Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for CIBC Mellon Trust Company, as Trustee) no later than 5:00 p.m. EDT on May 9, 2008.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com.

MOLSON COORS BREWING COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class A Common Stock of Molson Coors Brewing Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints W. Leo Kiely III and Samuel D. Walker, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the annual meeting of stockholders to be held on May 15, 2008, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class A Common Stock of Molson Coors Brewing Company, a Delaware corporation, held of record by the undersigned at the close of business on March 18, 2008, with all the power that the individual would possess if personally present, in accordance with the individual's instructions.

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs CIBC Mellon Trust Company, as Trustee, to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on May 15, 2008, all the voting rights related to the Class A exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 18, 2008, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND THE PROPOSAL LISTED ON THE PROXY/VOTING INSTRUCTION CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Address Changes/Comments

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

MOLSON COORS BREWING COMPANY 1225 17TH STREET DENVER, CO 80202	VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date (on the reverse side of this proxy card) or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

 ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Molson Coors Brewing Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

 VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date (on the reverse side of this proxy card) or meeting date. Have your proxy card in hand when you call and then follow the instructions.

 VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Brewing Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	MOLBW3	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
MOLSON COORS BREWING COMPANY VOTE ON DIRECTORS:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors		☐	☐	☐
Nominees:
	(01)	John E. Cleghorn
	(02)	Charles M. Herington
	(03)	David P. O'Brien
For address changes and/or comments, please check this box and write them on the back where indicated.		☐
Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

MOLSON COORS BREWING COMPANY

PROXY / VOTING INSTRUCTIONS FOR

Holders of Class B Shares of Molson Coors Brewing Company

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Or Participants in the Molson Coors Savings & Investment Plan

For the Annual Meeting of Stockholders of

Molson Coors Brewing Company

to be held on May 15, 2008

          Cut-off Date For Holders of Class B Shares of Molson Coors Brewing Company (the "Company")

If you are not attending the Annual Meeting of Stockholders of the Company to be held on May 15, 2008 and voting in person, your voting instructions must be received by Broadridge no later than 5:00 p.m. EDT on May 14, 2008.

          Cut-off Date For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class B Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for CIBC Mellon Trust Company, as Trustee) no later than 5:00 p.m. EDT on May 9, 2008.

          Cut-off Date For Participants in the Molson Coors Savings & Investment Plan

Voting instructions from participants in the Molson Coors Savings & Investment Plan must be received by Broadridge (as agent for Fidelity Management Trust Company, as Trustee) no later than 5:00 p.m. EDT on May 12, 2008.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com.

MOLSON COORS BREWING COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class B Common Stock of Molson Coors Brewing Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints W. Leo Kiely III and Samuel D. Walker, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the annual meeting of stockholders to be held on May 15, 2008, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class B Common Stock of Molson Coors Brewing Company, a Delaware corporation, held of record by the undersigned at the close of business on March 18, 2008, with all the power that the individual would possess if personally present, in accordance with the individual's instructions.

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs CIBC Mellon Trust Company, as Trustee, to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on May 15, 2008, all the voting rights related to the Class B exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 18, 2008, in accordance with the individual's voting instructions.

Participants in the Molson Coors Savings & Investment Plan: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Fidelity Management Trust Company, as Trustee, to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on May 15, 2008, all the voting rights related to the shares of Molson Coors Brewing Company attributed to the individuals at the close of business on March 18, 2008, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES LISTED ON THE PROXY/VOTING INSTRUCTION CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Address Changes/Comments

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS on May 15, 2008
PROXY STATEMENT
BACKGROUND
INFORMATION FOR HOLDERS OF EXCHANGECO STOCK
INFORMATION ABOUT THE ANNUAL MEETING
ELECTION OF DIRECTORS (Proposal No. 1)
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
RATIFY APPOINTMENT OF AUDITORS (Proposal No. 2)
AUDIT COMMITTEE REPORT
SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
BENEFICIAL OWNERSHIP
MANAGEMENT AND EXECUTIVE COMPENSATION
Executive Officers
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT
SUBMITTED BY THE COMPENSATION AND HUMAN RESOURCES COMMITTEE
SUMMARY COMPENSATION TABLE FOR 2007
GRANTS OF PLAN BASED AWARDS FOR 2007
OUTSTANDING EQUITY AWARDS AS OF DECEMBER 30, 2007
OPTION EXERCISES AND STOCK VESTED DURING 2007
PENSION BENEFITS AT 2007 FISCAL YEAR-END
NON-QUALIFIED DEFINED CONTRIBUTION AND OTHER DEFERRED COMPENSATION PLANS FOR 2007
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
ACCELERATED VESTING OF EQUITY AWARDS
DIRECTOR COMPENSATION
DIRECTOR COMPENSATION FOR 2007
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS AND RELATIONSHIPS
STOCKHOLDER PROPOSALS AND NOMINATIONS
OTHER BUSINESS
ANNUAL REPORT ON FORM 10-K
CERTIFICATIONS
  APPENDIX A
MOLSON COORS BREWING COMPANY INDEPENDENCE STANDARDS